UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG Funds

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 – October 31, 2016

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

October 31, 2016

AMG Trilogy Global Equity Fund

Class N: TLGVX     |     Class I: TLGSX     |     Class Z: TLGIX

AMG Trilogy Emerging Markets Equity Fund

Class N: TLEVX     |     Class I: TLESX     |     Class Z: TLEIX

AMG Trilogy International Small Cap Fund

Class N: TLSVX     |     Class I: TLSSX     |     Class Z: TLSIX

AMG Trilogy Emerging Wealth Equity Fund

Class N: TYWVX     |     Class I: TYWSX     |     Class Z: TYWIX

www.amgfunds.com	AR069-1016

AMG Funds

Annual Report—October 31, 2016

PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG Trilogy Global Equity Fund	4
AMG Trilogy Emerging Markets Equity Fund	10
AMG Trilogy International Small Cap Fund	16
AMG Trilogy Emerging Wealth Equity Fund	22

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	28

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	35
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	37
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	38
Detail of changes in assets for the past two fiscal periods

Financial Highlights	40
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	48
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

TRUSTEES AND OFFICERS	58

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS	60

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the period got off to a rocky start, overall U.S. equity investors enjoyed modest returns for the 12-months ended October 31, 2016. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 4.5% during the prior twelve months, with most of the gains coming in the middle of the period. The year was also marked by the three major U.S. indices, the Dow Jones Industrial Average, NASDAQ and the S&P 500, all closing at all-time highs on the same day in August; the first time this has occurred since 1999. Small-cap investors were equally fortunate, with a 4.1% return for the small-cap Russell 2000® Index for the fiscal year. Investors had to balance the first rate increase from the U.S. Federal Reserve (+0.25%) in nearly six years, a contentious U.S. presidential election season, continued slowing of growth in China and the implications for global economic growth along with the impact of commodity prices falling to lows not seen since 2009. Oil prices have since recovered, lending some support to the beleaguered energy industry. During the year, most sectors of the S&P 500 were positive. However, there was some dispersion in performance across sectors, with utilities, information technology and telecommunication services returning 17%, 11% and 11%, respectively, while companies within the consumer discretionary and health care sectors returned (2.0)% and (4.0)%, respectively. Meanwhile, international stocks lagged the U.S., returning 0.22%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4.4% for the year ended October 31, 2016. Interest rates and credit spreads gyrated during 2015 and 2016, at times putting some pressure on bond prices. Investors’ appetite for risk declined sharply during the latter part of 2015 and early 2016, before rebounding significantly as oil prices recovered, reflected in the 10.1% return for the Bloomberg Barclays U.S. Corporate High Yield Index.

We are excited to announce as of October 1, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment solutions to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies.

Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2016
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	4.51%	8.84%	13.57%
Small Caps	(Russell 2000® Index)	4.11%	4.12%	11.51%
International	(MSCI All Country World Index ex USA)	0.22%	(1.49)%	3.64%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	4.37%	3.48%	2.90%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	10.14%	4.55%	7.17%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	4.06%	4.89%	4.34%
Treasury Bills	(BofA Merrill Lynch 6-month U.S.Treasury Bill)	0.64%	0.32%	0.26%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2016	Expense Ratio for the Period	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Expenses Paid During the Period*
AMG Trilogy Global Equity Fund
Class N
Based on Actual Fund Return	1.33%	$1,000	$1,024	$6.77
Hypothetical (5% return before expenses)	1.33%	$1,000	$1,018	$6.75
Class I
Based on Actual Fund Return	0.93%	$1,000	$1,026	$4.74
Hypothetical (5% return before expenses)	0.93%	$1,000	$1,020	$4.72
Class Z
Based on Actual Fund Return	0.83%	$1,000	$1,026	$4.23
Hypothetical (5% return before expenses)	0.83%	$1,000	$1,021	$4.22
AMG Trilogy Emerging Markets Equity Fund
Class N
Based on Actual Fund Return	1.44%	$1,000	$1,087	$7.55
Hypothetical (5% return before expenses)	1.44%	$1,000	$1,018	$7.30
Class I
Based on Actual Fund Return	0.97%	$1,000	$1,090	$5.10
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.93
Class Z
Based on Actual Fund Return	0.94%	$1,000	$1,089	$4.94
Hypothetical (5% return before expenses)	0.94%	$1,000	$1,020	$4.77
AMG Trilogy International Small Cap Fund
Class N
Based on Actual Fund Return	1.60%	$1,000	$984	$7.98
Hypothetical (5% return before expenses)	1.60%	$1,000	$1,017	$8.11
Class I
Based on Actual Fund Return	1.21%	$1,000	$985	$6.04
Hypothetical (5% return before expenses)	1.21%	$1,000	$1,019	$6.14
Class Z
Based on Actual Fund Return	1.10%	$1,000	$986	$5.49
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.58
AMG Trilogy Emerging Wealth Equity Fund
Class N
Based on Actual Fund Return	1.45%	$1,000	$1,098	$7.65
Hypothetical (5% return before expenses)	1.45%	$1,000	$1,018	$7.35
Class I
Based on Actual Fund Return	1.16%	$1,000	$1,100	$6.12
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.89
Class Z
Based on Actual Fund Return	1.05%	$1,000	$1,100	$5.54
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.

AMG Trilogy Global Equity Fund

Portfolio Manager’s Comments (unaudited)

INVESTMENT ENVIRONMENT/

MARKET OUTLOOK

Global equity markets experienced a disappointing 2015, with both the MSCI World Index (MSCI World) and the MSCI Emerging Markets Index (MSCI EM) experiencing negative total returns, down respectively by 0.9% and 14.9%. The disappointing Emerging Market (EM) performance marked the third consecutive year of decline and was the fifth worst year since 1988. Much of the difference between developed market (DM) and EM performance in 2015 can be attributed to the impact of the strong U.S. Dollar and weak commodity prices. A basket of EM currencies versus the U.S. Dollar fell by 15% in 2015, which was the worst drop since the Asian Financial Crisis in 19971. Notably, the Brazilian Real lost one third of its value last year, while the South African Rand and Turkish Lira declined by 25% and 20%, respectively, against the U.S. Dollar. In commodity markets, the CRB Raw Industrials Index fell by 18% for the year, while the price of crude fell by nearly 40%, after having declined by 30% in 20141.

One of the most striking aspects of global economic performance in 2015 was the sharp slowdown in China’s economy, which not only put downward pressure on commodity prices and global trade, but also resulted in considerable volatility in China’s stock market and contributed to an unexpected devaluation of the Chinese Yuan. In contrast, the U.S. economy was healthy enough for the U.S. Federal Reserve (the Fed) to finally raise interest rates in December by a modest 25 basis points. Expectations of U.S. rate normalization helped support the U.S. Dollar for much of the year against a backdrop of continued aggressive quantitative easing in Europe and Japan.

The first quarter of 2016 turned out to be quite a roller-coaster. The MSCI All Country World Index (MSCI ACWI) was down over 11% year-to-date in February, but a burst of strength in March brought overall 2016 performance back to flat (through March). We seemed to have lived a year’s worth of volatility in the space of twelve weeks. The broad macro theme was familiar: after a stretch of worry prompted by market shocks and flagging economic performance, policymakers tacked aggressively dovish in an attempt to reinvigorate growth. The volatility continued through the second quarter of 2016 as global equity markets were roiled by Brexit fears and by the U.K.’s surprising vote on June 23 to leave the European Union. Economists scrambled to incorporate Brexit-related uncertainty into global economic forecasts, which was no easy task. And although economic forecasts for the U.K. and its immediate neighbors were ultimately slashed, global equity markets were still able to stage a robust recovery in July.

Through the third quarter of 2016, the MSCI ACWI was posting a gain of 6.6% while the MSCI EM again outperformed with a gain of 16.0% in U.S. Dollar terms for the year-to-date period.

Global equity markets experienced a broad-based setback in October, with the MSCI All Country World Index posting a total return of (1.7)% for the month in U.S. Dollar terms. That pared its gain for the year to 4.8%, with much of the performance having been generated in the post-Brexit relief rally discussed above. Bonds sold off and the U.S. Dollar rallied in response to rising inflation expectations, stronger-than-expected U.S. growth and hawkish comments from Fed officials. Over the course of October, the U.S. 10-year Treasury Note yield jumped from 1.6% to 1.8% while the Dollar rallied by 3% against major currencies and by about 0.5% against a basket of EM currencies1. Despite the performance headwind created by the U.S. Dollar, the MSCI EM continued its trend of outperformance versus developed markets and brought its year-to-date return to 16.3% in U.S. Dollar terms.

Global economic data for the second half of 2016 has been surprisingly resilient, continuing a pattern of first-half weakness/second-half strength that has been evident over the past five years. Third-quarter real gross domestic product (GDP) for the U.S. grew at an annual rate of 2.9%, suggesting that the economy is shaking off drags that contributed to sluggish growth of only 1.3% over the past four quarters. That said, about half of the growth could be attributed to unsustainably large gains in exports and inventories, so most economists believe that the underlying trend remains little better than 2%2. Taking a more global perspective, JP Morgan’s “nowcast” estimate of fourth-quarter global GDP is currently running at a relatively robust pace of 3.4%. However, that number may also overstate global growth momentum due to a temporary surge in inventory investment and an outsized contribution from technology-related output that is expected to fade somewhat.

While global economic news flow has been constructive of late, it is pointing toward continued moderate growth rather than a global boom. But with stabilizing growth and a trend toward higher commodity prices, it now looks as if the deflation fears that characterized markets in the recent past are fading as prospects improve for a modest acceleration of global inflation. With China no longer a drag on global growth, and as a pullback in spending by commodity producing countries and sectors ends, the stage is set for global inflation to rise by at least one percentage point.

Against this backdrop, DM monetary policymakers continue to pursue divergent policies, with the Fed headed toward a 0.25% rate hike in December, while the Bank of Japan and the European Central Bank continue to maintain ultra-accommodative monetary policy as inflation continues to run well below their targets of around 2%. The Bank of England, in contrast, has now entered a challenging situation due to Brexit and the sharp weakening of the British Pound that has pushed up inflation expectations. Although the Bank’s Monetary Policy Committee maintains an easing bias, the bar for further easing has been raised due to both weakness of the Pound and a likely reset toward easier fiscal policy to cope with Brexit. Overall, despite market jitters in October, the outlook for continuing global growth and continued growth-friendly economic policy suggests a reasonably constructive outlook for global equities.

AMG Trilogy Global Equity Fund

Portfolio Manager’s Comments (continued)

PERFORMANCE

For the twelve months ended October 31, 2016, the MSCI World was up 1.18% in U.S Dollar terms, while the AMG Trilogy Global Equity Fund (Class Z)3 (the “Fund”) was down (3.81)%.

During the trailing twelve months, stock selection in the energy sector added relative value. Offsetting this positive was the relative underperformance of the Fund’s industrial, health care, financial, consumer discretionary and information technology holdings. An overweight allocation to the financial sector and underweight allocations to the consumer staples and materials sectors also detracted from relative performance. Geographically, our exposure to Emerging Markets had a positive impact on performance, while the Fund’s holdings in the United States and continental Europe were the largest detractors to relative performance.

Significant contributors and detractors for the trailing 12 months were as follows:

Contributors:

Security	Ending Weight	Total Return
Samsung Electronics	4.42%	19.44%
Banco Bradesco	0.57%	125.77%
Alphabet, Inc.	4.50%	10.05%
Sprouts Farmers Markets	0.65%	8.68%
Umicore	1.00%	64.68%

Detractors:

Security	Ending Weight	Total Return
Perrigo Co.	0.00%	(44.08)%
Intesa Sanpaolo	0.92%	(30.75)%
Credit Suisse Group	0.00%	(39.40)%
Hugo Boss	0.00%	(37.98)%
Cognizant Technology Solutions	1.89%	(24.61)%

CURRENT FUND PORTFOLIO POSITIONING

With respect to the Fund’s structure, trading and market activity during the period resulted in increased exposure to the industrial, information technology, consumer staples, telecommunication services and materials sectors and decreased exposure to the financial, energy, utilities and health care sectors. On a regional basis, exposure to Emerging Markets and Japan increased during the period while exposure to continental Europe and the United Kingdom decreased. At the close of the period, the Fund had overweight positions in the information technology, financial, consumer discretionary, telecommunication services and industrial sectors and underweight positions in the real estate, consumer staples, health care, utilities, energy and materials sectors relative to the MSCI World. Geographically, at the close of the period, the Fund had exposures of 51% in the United States, 17% in continental Europe, 15% in Emerging Markets, 7% in the United Kingdom, 10% in Japan, 0% in Asia ex-Japan and 0% in Canada.

[1]	Bloomberg
[2]	U.S Bureau of Economic Analysis
[3]	Prior to October 1, 2016, the Fund’s Class Z shares were known as Institutional shares.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG Trilogy Global Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Global Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Global Equity Fund’s Class Z on March 1, 2011, to a $10,000 investment made in the MSCI World Index (Net) for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy Global Equity Fund and the MSCI World Index (Net) for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Five Year	Since Inception	Inception Date
AMG Trilogy Global Equity Fund[2,3,4,5]
Class N6	(4.26)%	—	4.63%	03/01/12
Class I6	(3.90)%	7.00%	4.24%	03/01/11
Class Z6	(3.81)%	7.06%	4.30%	03/01/11
MSCI World Index (Net)[7]	1.18%	9.03%	6.39%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[3]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Trilogy Global Equity were renamed Class N, Class I and Class Z, respectively.
[7]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Global Equity Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Trilogy Global Equity Fund*	MSCI World Index
Information Technology	24.1%	15.2%
Financials	19.5%	16.7%
Consumer Discretionary	13.8%	12.4%
Industrials	11.9%	11.2%
Health Care	10.0%	12.2%
Consumer Staples	7.1%	10.4%
Energy	5.3%	6.8%
Materials	3.7%	5.0%
Telecommunication Services	3.0%	3.3%
Utilities	0.4%	3.4%
Real Estate	0.0%	3.4%
Other Assets and Liabilities	1.2%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Samsung Electronics Co., Ltd.**	4.4%
Alphabet, Inc., Class A**	3.8
JPMorgan Chase & Co.**	3.5
MasterCard, Inc., Class A	2.2
Juniper Networks, Inc.	2.2
Cognizant Technology Solutions Corp., Class A**	1.9
The Kroger Co.	1.8
Schlumberger, Ltd.**	1.8
The Priceline Group, Inc.	1.8
Comcast Corp., Class A	1.7

Top Ten as a Group	25.1%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Global Equity Fund

Schedule of Portfolio Investment

October 31, 2016

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—13.8%
AutoZone, Inc. (United States)*	962	$713,958
Bridgestone Corp. (Japan)	9,900	369,504
CalAtlantic Group, Inc. (United States)	7,835	253,227
Carnival PLC (United States)	14,907	719,011
Chipotle Mexican Grill, Inc. (United States)*,1	505	182,184
Comcast Corp., Class A (United States)	14,301	884,088
Continental AG (Germany)	2,722	522,874
D.R. Horton, Inc. (United States)	6,039	174,104
The Home Depot, Inc. (United States)	4,146	505,853
Honda Motor Co., Ltd. (Japan)	16,621	497,327
The Priceline Group, Inc. (United States)*	611	900,755
Sands China, Ltd. (Macau)	128,900	559,395
Suzuki Motor Corp. (Japan)	8,500	303,079
Urban Outfitters, Inc. (United States)*	5,189	173,572
Wyndham Worldwide Corp. (United States)	4,156	273,631
Total Consumer Discretionary		7,032,562
Consumer Staples—7.1%
Ambev, S.A., ADR (Brazil)	60,842	358,968
Diageo PLC (United Kingdom)	30,499	811,781
Japan Tobacco, Inc. (Japan)	7,400	281,349
Koninklijke Ahold Delhaize NV (Netherlands)	15,050	343,328
The Kroger Co. (United States)	30,001	929,431
Magnit PJSC, Sponsored GDR (Russia)	5,769	228,786
Sprouts Farmers Market, Inc. (United States)*	14,756	326,845
Unilever NV (United Kingdom)[1]	7,441	311,229
Total Consumer Staples		3,591,717
Energy—5.3%
BP PLC (United Kingdom)	41,535	245,544
EOG Resources, Inc. (United States)	5,306	479,769
FMC Technologies, Inc. (United States)*	7,837	252,900
Royal Dutch Shell PLC, A Shares (Netherlands)	5,686	141,622
Schlumberger, Ltd. (United States)	11,875	928,981
Tenaris, S.A. (Luxembourg)	12,109	171,267
TOTAL S.A. (France)	4,243	203,261
Valero Energy Corp. (United States)	4,836	286,485
Total Energy		2,709,829
Financials—19.5%
AIA Group, Ltd. (Hong Kong)	61,800	388,784
Allianz SE (Germany)	1,799	280,833

	Shares	Value
American International Group, Inc. (United States)	2,907	$179,362
Ameriprise Financial, Inc. (United States)	4,003	353,825
Banco Bradesco, S.A., ADR (Brazil)	27,320	284,401
Bank of America Corp. (United States)	23,740	391,710
BNP Paribas S.A. (France)	7,298	423,164
The Carlyle Group, L.P. (United States)	17,033	264,012
Citigroup, Inc. (United States)	12,920	635,018
Discover Financial Services (United States)	7,593	427,714
Housing Development Finance Corp., Ltd. (India)	21,249	438,833
ICICI Bank, Ltd., Sponsored ADR (India)	34,760	288,160
Industrial & Commercial Bank of China, Ltd.,
Class H (China)	477,800	286,795
Intesa Sanpaolo S.p.A (Italy)	200,081	463,924
JPMorgan Chase & Co. (United States)	26,067	1,805,400
Morgan Stanley (United States)	10,435	350,303
Prudential PLC (United Kingdom)	13,557	221,236
Schroders PLC (United Kingdom)	4,623	159,123
St. James’s Place PLC (United Kingdom)	19,873	229,510
Sumitomo Mitsui Financial Group, Inc. (Japan)	16,850	584,218
Suruga Bank, Ltd. (Japan)	13,900	339,339
T. Rowe Price Group, Inc. (United States)	13,038	834,562
Tokio Marine Holdings, Inc. (Japan)	7,700	303,714
Total Financials		9,933,940
Health Care—10.0%
Amgen, Inc. (United States)	6,010	848,372
Bayer AG (Germany)	1,816	180,311
Express Scripts Holding Co. (United States)*	8,160	549,984
Gilead Sciences, Inc. (United States)	5,223	384,569
Henry Schein, Inc. (United States)*	1,700	253,640
Hoya Corp. (Japan)	7,400	308,758
ICON PLC (Ireland)*	2,824	226,711
Mettler-Toledo International, Inc. (United States)*	632	255,379
Novo Nordisk A/S, Class B (Denmark)	5,888	209,763
Roche Holding AG (Switzerland)	3,720	854,416
UnitedHealth Group, Inc. (United States)	4,966	701,845
Universal Health Services, Inc., Class B (United States)	2,514	303,465
Total Health Care		5,077,213
Industrials—11.3%
Bureau Veritas S.A. (France)	34,769	656,690
Delta Air Lines, Inc. (United States)	12,038	502,827

The accompanying notes are an integral part of these financial statements. 8

AMG Trilogy Global Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials—11.3% (continued)
Experian PLC (Ireland)	11,758	$226,043
Hino Motors, Ltd. (Japan)	21,800	237,624
Mitsubishi Electric Corp. (Japan)	25,100	339,583
Prysmian S.p.A. (Italy)	9,014	224,158
Ryanair Holdings PLC, Sponsored ADR (Ireland)	10,874	816,529
Southwest Airlines Co. (United States)	9,035	361,852
Teleperformance (France)	2,086	220,403
Union Pacific Corp. (United States)	9,306	820,603
Vestas Wind Systems A/S (Denmark)	3,822	306,203
Wolseley PLC (Switzerland)	14,884	772,028
Wolters Kluwer NV (Netherlands)	6,349	245,519
Total Industrials		5,730,062
Information Technology—24.1%
Alphabet, Inc., Class A (United States)*	2,364	1,914,604
Alphabet, Inc., Class C (United States)*	445	349,120
Alps Electric Co., Ltd. (Japan)	13,252	317,885
Apple, Inc. (United States)	6,171	700,655
Baidu, Inc., Sponsored ADR (China)*	4,338	767,219
Cielo, S.A. (Brazil)	23,711	241,047
Citrix Systems, Inc. (United States)*	4,244	359,891
Cognizant Technology Solutions Corp., Class A (United States)*	18,518	950,899
Infineon Technologies AG (Germany)	15,757	283,395
Infosys, Ltd., Sponsored ADR (India)	16,147	246,403
Juniper Networks, Inc. (United States)	41,640	1,096,798
Lam Research Corp. (United States)	2,700	261,522
MasterCard, Inc., Class A (United States)	10,275	1,099,630
Micron Technology, Inc. (United States)*	25,543	438,318
Microsoft Corp. (United States)	8,009	479,899
Samsung Electronics Co., Ltd., GDR (South Korea)	3,153	2,218,171
SAP SE (Germany)	996	87,747
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	14,152	440,127
Total Information Technology		12,253,330
Materials—3.7%
Akzo Nobel NV (Netherlands)	3,917	253,083
Asahi Kasei Corp. (Japan)	43,000	387,646
Glencore PLC (Switzerland)*	54,232	166,011
HeidelbergCement AG (Germany)	1,935	183,048

	Shares	Value
LyondellBasell Industries N.V., Class A (United States)	3,273	$260,367
Mosaic Co., The (United States)	6,086	143,204
Umicore, S.A. (Belgium)	8,254	501,698
Total Materials		1,895,057
Telecommunication Services—3.0%
Bharti Airtel, Ltd. (India)	69,530	332,041
KDDI Corp. (Japan)	11,400	346,482
Orange, S.A. (France)	13,899	218,683
SoftBank Group Corp. (Japan)	7,700	484,955
Telenor ASA (Norway)[1]	10,976	174,572
Total Telecommunication Services		1,556,733
Utilities—0.4%
NRG Energy, Inc. (United States)	17,873	189,990
Total Common Stocks (cost $45,521,019)		49,970,433
Warrants—0.6%
Industrials—0.6%
Bharti Infratel, Ltd., 06/26/18 (Netherlands)*	47,329	244,691
Bharti Infratel, Ltd., 08/05/19 (Netherlands)*	12,389	64,423
Total Industrials		309,114
Total Warrants (cost $165,391)		309,114

	Principal Amount
Short-Term Investments—1.9%
Repurchase Agreements—1.1%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350% total to be received $526,168 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 11/15/16—09/20/66, totaling $536,686)	$526,163	526,163

	Shares
Other Investment Companies—0.8%[3]
Dreyfus Government Cash Management Fund,
Institutional Class Shares, 0.28%	408,542	408,542
Total Short-Term Investments (cost $934,705)		934,705
Total Investments—100.7% (cost $46,621,115)		51,214,252
Other Assets, less Liabilities—(0.7)%		(346,781)
Net Assets—100.0%		$50,867,471

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (unaudited)

INVESTMENT ENVIRONMENT/

MARKET OUTLOOK

Global equity markets experienced a disappointing 2015, with both the MSCI World Index (MSCI World) and the MSCI Emerging Markets Index (MSCI EM) experiencing negative total returns, down respectively by 0.9% and 14.9%. The disappointing Emerging Market (EM) performance marked the third consecutive year of decline and was the fifth worst year since 1988. Much of the difference between developed market (DM) and EM performance in 2015 can be attributed to the impact of the strong U.S. Dollar and weak commodity prices. A basket of EM currencies versus the U.S. Dollar fell by 15% in 2015, which was the worst drop since the Asian Financial Crisis in 19971. Notably, the Brazilian Real lost one third of its value last year, while the South African Rand and Turkish Lira declined by 25% and 20%, respectively, against the U.S. Dollar. In commodity markets, the CRB Raw Industrials Index fell by 18% for the year, while the price of crude fell by nearly 40%, after having declined by 30% in 20141.

One of the most striking aspects of global economic performance in 2015 was the sharp slowdown in China’s economy, which not only put downward pressure on commodity prices and global trade, but also resulted in considerable volatility in China’s stock market and contributed to an unexpected devaluation of the Chinese Yuan. In contrast, the U.S. economy was healthy enough for the U.S. Federal Reserve (the Fed) to finally raise interest rates in December by a modest 25 basis points. Expectations of U.S. rate normalization helped support the U.S. Dollar for much of the year, against a backdrop of continued aggressive quantitative easing in Europe and Japan.

The first quarter of 2016 turned out to be quite a roller-coaster. The MSCI All Country World Index (MSCI ACWI) was down over 11% year-to-date in February, but a burst of strength in March brought overall 2016 performance back to flat (through March). We seemed to have lived a year’s worth of volatility in the space of twelve weeks. The broad macro theme was familiar: after a stretch of worry prompted by market shocks and flagging economic performance, policymakers tacked aggressively dovish in an attempt to reinvigorate growth. The volatility continued through the second quarter of 2016 as global equity markets were roiled by Brexit fears and by the U.K.’s surprising vote on June 23 to leave the European Union. Economists scrambled to incorporate Brexit-related uncertainty into global economic forecasts, which was no easy task. And although economic forecasts for the U.K. and its immediate neighbors were ultimately slashed, global equity markets were still able to stage a robust recovery in July.

Through the third quarter of 2016, the MSCI ACWI was posting a gain of 6.6% while the MSCI EM again outperformed, with a gain of 16.0% in U.S. Dollar terms for the year-to-date period.

Global equity markets experienced a broad-based setback in October, with the MSCI All Country World Index posting a total return of minus 1.7% for the month in U.S. Dollar terms. That pared its gain for the year to 4.8%, with much of the performance having been generated in the post-Brexit relief rally discussed above. Bonds sold off and the U.S. Dollar rallied in response to rising inflation expectations, stronger-than-expected U.S. growth and hawkish comments from Fed officials. Over the course of October, the U.S. 10-year Treasury Note yield jumped from 1.6% to 1.8%, while the Dollar rallied by 3% against major currencies and by about 0.5% against a basket of EM currencies1. Despite the performance headwind created by the U.S. Dollar, the MSCI EM continued its trend of outperformance versus developed markets and brought its year-to-date return to 16.3% in U.S. Dollar terms.

Global economic data for the second half of 2016 has been surprisingly resilient, continuing a pattern of first-half weakness/second-half strength that has been evident over the past five years. Third-quarter real gross domestic product (GDP) for the U.S. grew at an annual rate of 2.9%, suggesting that the economy is shaking off drags that contributed to sluggish growth of only 1.3% over the past four quarters. That said, about half of the growth could be attributed to unsustainably large gains in exports and inventories, so most economists believe that the underlying trend remains little better than 2%2. Taking a more global perspective, JP Morgan’s “nowcast” estimate of fourth-quarter global GDP is currently running at a relatively robust pace of 3.4%. However, that number may also overstate global growth momentum due to a temporary surge in inventory investment and an outsized contribution from technology-related output that is expected to fade somewhat.

While global economic news flow has been constructive of late, it is pointing toward continued moderate growth rather than a global boom. But with stabilizing growth and a trend toward higher commodity prices, it now looks as if the deflation fears that characterized markets in the recent past are fading as prospects improve for a modest acceleration of global inflation. With China no longer a drag on global growth, and as a pullback in spending by commodity producing countries and sectors ends, the stage is set for global inflation to rise by at least one percentage point.

Against this backdrop, DM monetary policymakers continue to pursue divergent policies, with the Fed headed toward a 0.25% rate hike in December, while the Bank of Japan and the European Central Bank continue to maintain ultra-accommodative monetary policy as inflation continues to run well below their targets of around 2%. The Bank of England, in contrast, has now entered a challenging situation due to Brexit and the sharp weakening of the British Pound that has pushed up inflation expectations. Although the Bank’s Monetary Policy Committee maintains an easing bias, the bar for further easing has been raised due to both weakness of the Pound and a likely reset toward easier fiscal policy to cope with Brexit. Overall, despite market jitters in October, the outlook for continuing global growth and continued growth-friendly economic policy suggests a reasonably constructive outlook for global equities.

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

PERFORMANCE

For the twelve months ended October 31, 2016, the MSCI EM returned 9.27% in U.S Dollar terms, while the AMG Trilogy Emerging Markets Equity Fund (Class Z)3 (the “Fund”) returned 10.67%.

During the twelve month period, the Fund outperformed the MSCI EM. On a sector basis, stock selection and an overweight allocation in the financial sector was the largest driver of outperformance. Stock selection in the telecommunication services sector also added to relative performance. Partially offsetting these positives was the relative underperformance of holdings in the materials, energy and industrial sectors and an overweight allocation to the consumer discretionary sector and underweight position in the energy sector. Geographically, Fund holdings added relative value in the largest EM region, Asia. Our performance within Europe, the Middle East and Africa (EMEA) and Latin America also had a positive effect.

Significant contributors and detractors for the trailing 12 months were as follows:

Contributors:

Security	Ending Weight	Total Return
Taiwan Semiconductor	4.16%	46.45%
Banco Bradesco	1.78%	125.77%
Sberbank Russia	3.07%	56.43%
Itau Unibanco	1.92%	100.83%
Credicorp	1.65%	33.53%

Detractors:

Security	Ending Weight	Total Return
PICC Property & Casualty Co.	1.22%	(27.23)%
Imperial Holdings	0.00%	(40.50)%
Dongfeng Motor Group	1.06%	(26.31)%
Alfa, S.A.B. de C.V.	0.80%	(25.61)%
Embraer	0.00%	(27.55)%

CURRENT FUND PORTFOLIO POSITIONING

With respect to the Fund’s structure, trading and market activity during the third quarter resulted in increased exposures to the financials, consumer staples, telecommunication services and energy sectors, while exposures to the industrials, consumer discretionary, information technology and utilities sectors decreased. At the close of the period, we had overweight positions in the financial, consumer discretionary, information technology and health care sectors and underweight positions in the energy, real estate, telecommunication services, consumer staples, materials and utilities sectors relative to the benchmark.

Geographically, the Fund finished the fiscal year with exposures of 64% in Asia, 19% in EMEA and 17% in Latin America.

[1]	Bloomberg
[2]	U.S. Bureau of Economic Analysis
[3]	Prior to October 1, 2016, the Fund’s Class Z shares were known as Institutional shares.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Emerging Markets Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Markets Equity Fund’s Class Z on March 1, 2011, to a $10,000 investment made in the MSCI Emerging Markets Index (Net) for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG Trilogy Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Trilogy Emerging Markets Equity Fund and the MSCI Emerging Markets Index (Net) for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Five Year	Since Inception	Inception Date
AMG Trilogy Emerging Markets Equity Fund[2,3,4,5,6,7,8,9]
Class N9	10.16%	—	(3.19)%	03/01/12
Class I9	10.48%	(1.07)%	(3.51)%	03/01/11
Class Z9	10.67%	(0.96)%	(3.41)%	03/01/11
MSCI Emerging Markets Index (Net)[10]	9.27%	0.55%	(1.09)%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).

[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[8]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[9]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Trilogy Emerging Markets Equity were renamed Class N, Class I and Class Z, respectively.
[10]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. Unlike the Fund, the MSCI Emerging Markets Index (Net) is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Emerging Markets Equity Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Trilogy Emerging Markets Equity Fund*	MSCI Emerging Markets Index
Financials	28.7%	24.1%
Information Technology	24.4%	23.6%
Consumer Discretionary	13.7%	10.4%
Consumer Staples	6.3%	7.7%
Industrials	5.4%	5.9%
Materials	5.3%	6.6%
Energy	4.6%	7.7%
Telecommunication Services	3.7%	6.0%
Health Care	3.6%	2.5%
Utilities	2.0%	2.9%
Real Estate	1.0%	2.6%
Other Assets and Liabilities	1.3%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	%of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.**	4.2%
Alibaba Group Holding, Ltd., Sponsored ADR**	4.0
Samsung Electronics Co., Ltd.**	3.6
Baidu, Inc.**	3.3
Sberbank of Russia PJSC, Sponsored ADR **	3.1
Naspers, Ltd., N Shares	2.2
Hon Hai Precision Industry Co., Ltd.	2.1
Magnit PJSC, Sponsored GDR	2.0
China Petroleum & Chemical Corp., ADR **	2.0
Itau Unibanco Holding, S.A., Class H, Sponsored ADR**	1.9

Top Ten as a Group	28.4%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—13.7%
ANTA Sports Products, Ltd. (China)	498,108	$1,436,456
Brilliance China Automotive Holdings, Ltd. (Hong Kong)	818,000	973,017
Coway Co., Ltd. (South Korea)	6,470	506,108
Dongfeng Motor Group Co., Ltd., Class H (China)	1,064,988	1,110,013
Feng TAY Enterprise Co., Ltd. (Taiwan)	199,600	832,557
Hankook Tire Co., Ltd. (South Korea)	24,189	1,161,582
Hanon Systems (South Korea)	60,902	569,451
Hyundai Motor Co. (South Korea)	5,279	644,510
Makalot Industrial Co., Ltd. (Taiwan)	63,168	248,605
Maruti Suzuki India, Ltd. (India)	13,267	1,172,815
Mr Price Group, Ltd. (South Africa)	34,128	388,804
Naspers, Ltd., N Shares (South Africa)	13,920	2,331,325
Sands China, Ltd. (Macau)	235,247	1,020,915
Shenzhou International Group Holdings, Ltd. (China)	208,000	1,377,708
Woolworths Holdings, Ltd. (South Africa)	71,911	416,475
Total Consumer Discretionary		14,190,341
Consumer Staples—6.3%
Ambev, S.A., ADR (Brazil)	122,957	725,446
BGF retail Co., Ltd. (South Korea)	1,710	259,683
Bid Corp., Ltd. (South Africa)	65,360	1,147,756
Gruma S.A.B de CV, Class B (Mexico)	42,000	583,836
Magnit PJSC, Sponsored GDR (Russia)	52,675	2,088,973
President Chain Store Corp. (Taiwan)	83,485	623,769
Shoprite Holdings, Ltd. (South Africa)	36,172	533,806
Wal-Mart de Mexico SAB de CV (Mexico)	262,300	554,825
Total Consumer Staples		6,518,094
Energy—4.6%
Bharat Petroleum Corp., Ltd. (India)	101,180	1,015,853
China Petroleum & Chemical Corp., ADR (China)[1]	28,678	2,076,861
Novatek OJSC, Sponsored GDR (Russia)	16,089	1,715,433
Total Energy		4,808,147
Financials—28.7%
AIA Group, Ltd. (Hong Kong)	189,200	1,190,259
Axis Bank, Ltd. (India)	115,676	846,176
Banco Bradesco, S.A., ADR (Brazil)	177,991	1,852,886
Banco de Chile, ADR (Chile)[1]	19,429	1,408,214

	Shares	Value
Bancolombia, S.A., Sponsored ADR (Colombia)	25,669	$982,609
Bank Mandiri Persero Tbk PT (Indonesia)	1,141,293	1,005,306
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,039,847	970,978
BB Seguridade Participacoes, S.A. (Brazil)	80,101	803,018
BDO Unibank, Inc. (Philippines)	379,510	883,863
Credicorp, Ltd. (Peru)	11,575	1,720,971
Dongbu Insurance Co., Ltd. (South Korea)	22,736	1,410,393
FirstRand, Ltd. (South Africa)[1]	377,461	1,353,488
Grupo Financiero Banorte, S.A.B. de C.V. (Mexico)	329,000	1,940,823
Housing Development Finance Corp., Ltd. (India)	84,436	1,743,767
ICICI Bank, Ltd., Sponsored ADR (India)	124,829	1,034,832
Industrial & Commercial Bank of China, Ltd., Class H (China)	2,478,412	1,487,641
Itau Unibanco Holding, S.A., Class H, Sponsored ADR (Brazil)	167,212	1,994,840
Kasikornbank PCL (Thailand)	204,500	1,004,066
Kasikornbank PCL, NVDR (Thailand)	57,600	282,736
PICC Property & Casualty Co., Ltd., Class H (China)	785,288	1,267,536
Sberbank of Russia PJSC, Sponsored ADR (Russia)	336,297	3,185,135
Shinhan Financial Group Co., Ltd. (South Korea)	19,312	738,765
The Siam Commercial Bank PCL (Thailand)	176,300	721,834
Total Financials		29,830,136
Health Care—3.6%
Aspen Pharmacare Holdings, Ltd. (South Africa)	42,889	934,321
Life Healthcare Group Holdings, Ltd. (South Africa)	367,314	981,318
Odontoprev, S.A. (Brazil)	107,055	402,462
Osstem Implant Co., Ltd. (South Korea)*	7,132	339,303
Richter Gedeon Nyrt (Hungary)[1]	51,117	1,097,335
Total Health Care		3,754,739
Industrials—5.4%
Air China, Ltd., Class H (China)	652,000	428,386
Airports of Thailand PCL (Thailand)	41,700	453,669
Alfa S.A.B de CV, Class A (Mexico)	544,700	826,517
Alliance Global Group, Inc. (Philippines)	1,743,190	513,147
CCR, S.A. (Brazil)	160,987	876,552
Copa Holdings, S.A., Class A (Panama)[1]	6,995	645,149
Hyundai Glovis Co., Ltd. (South Korea)	3,875	586,562

.

The accompanying notes are an integral part of these financial statements. 14

AMG Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials—5.4% (continued)
KOC Holding A.S. (Turkey)	297,122	$1,239,317
Total Industrials		5,569,299
Information Technology—24.4%
Alibaba Group Holding, Ltd., Sponsored ADR (China)*	40,674	4,136,139
Baidu, Inc., Sponsored ADR (China)*	19,444	3,438,866
Cielo, S.A. (Brazil)	114,403	1,163,026
Delta Electronics, Inc. (Taiwan)	289,720	1,525,254
Hon Hai Precision Industry Co., Ltd. (Taiwan)	791,281	2,137,380
Infosys, Ltd., Sponsored ADR (India)	79,928	1,219,701
Lenovo Group, Ltd. (China)	800,000	512,466
Samsung Electronics Co., Ltd. (South Korea)	2,642	3,778,928
SK Hynix, Inc. (South Korea)	28,074	1,004,112
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	725,632	4,354,777
Tencent Holdings, Ltd. (China)	51,100	1,354,269
Yandex NV, Class A (Russia)*	36,225	713,270
Total Information Technology		25,338,188
Materials—5.3%
Grupo Mexico, S.A.B. de C.V., Series B (Mexico)	309,294	759,285
Korea Zinc Co., Ltd. (South Korea)	4,157	1,650,616
LG Chem, Ltd. (South Korea)	4,781	1,026,863
MMC Norilsk Nickel PJSC, ADR (Russia)	27,484	414,554
PhosAgro PJSC, GDR (Russia)	37,399	463,748
UPL, Ltd. (India)	116,034	1,211,450
Total Materials		5,526,516
Real Estate—1.0%
Emaar Malls PJSC (United Arab Emirates)	1,443,234	1,008,176
Telecommunication Services—3.7%
Bharti Airtel, Ltd. (India)	156,667	748,164
Bharti Infratel, Ltd. (India)	121,106	630,792
China Mobile, Ltd. (Hong Kong)	126,000	1,443,506

	Shares	Value
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	3,359,247	$1,084,613
Total Telecommunication Services		3,907,075
Utilities—2.0%
Huaneng Renewables Corp., Ltd., Class H (China)	3,302,000	1,106,439
Power Grid Corp. of India, Ltd. (India)	362,795	951,467
Total Utilities		2,057,906
Total Common Stocks
(cost $95,175,369)		102,508,617

	Principal Amount
Short-Term Investments—2.5%
Repurchase Agreements—1.4%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350% total to be received $1,000,010 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 11/15/16—09/20/66,totaling $1,020,000)	$1,000,000	1,000,000
Daiwa Capital Markets America, dated 10/31/16, due 11/01/16, 0.340% total to be received $511,460 (collateralized by various U.S. Government Agency Obligations, 0.000%—9.000%, 11/10/16—02/01/49,totaling $521,684)	511,455	511,455
Total Repurchase Agreements		1,511,455

	Shares
Other Investment Companies—1.1%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	1,126,539	1,126,539
Total Short-Term Investments (cost $2,637,994)		2,637,994
Total Investments—101.2% (cost $97,813,363)		105,146,611
Other Assets, less Liabilities—(1.2)%		(1,292,506)
Net Assets—100.0%		$103,854,105

The accompanying notes are an integral part of these financial statements.

AMG Trilogy International Small Cap Fund

Portfolio Manager’s Comments (unaudited)

INVESTMENT ENVIRONMENT/

MARKET OUTLOOK

Global equity markets experienced a disappointing 2015, with both the MSCI World Index (MSCI World) and the MSCI Emerging Markets Index (MSCI EM) experiencing negative total returns, down respectively by 0.9% and 14.9%. The disappointing Emerging Market (EM) performance marked the third consecutive year of decline and was the fifth worst year since 1988. Much of the difference between developed market (DM) and EM performance in 2015 can be attributed to the impact of the strong U.S. Dollar and weak commodity prices. A basket of EM currencies versus the U.S. Dollar fell by 15% in 2015, which was the worst drop since the Asian Financial Crisis in 19971. Notably, the Brazilian Real lost one third of its value last year, while the South African Rand and Turkish Lira declined by 25% and 20%, respectively, against the U.S. Dollar. In commodity markets, the CRB Raw Industrials index fell by 18% for the year, while the price of crude fell by nearly 40%, after having declined by 30% in 20141.

One of the most striking aspects of global economic performance in 2015 was the sharp slowdown in China’s economy, which not only put downward pressure on commodity prices and global trade, but also resulted in considerable volatility in China’s stock market and contributed to an unexpected devaluation of the Chinese Yuan. In contrast, the U.S. economy was healthy enough for the U.S. Federal Reserve (the Fed) to finally raise interest rates in December by a modest 25 basis points. Expectations of U.S. rate normalization helped support the U.S. Dollar for much of the year against a backdrop of continued aggressive quantitative easing in Europe and Japan.

The first quarter of 2016 turned out to be quite a roller-coaster. The MSCI All Country World Index (MSCI ACWI) was down over 11% year-to-date in February, but a burst of strength in March brought overall 2016 performance back to flat (through

March). We seemed to have lived a year’s worth of volatility in the space of twelve weeks. The broad macro theme was familiar: after a stretch of worry prompted by market shocks and flagging economic performance, policymakers tacked aggressively dovish in an attempt to reinvigorate growth. The volatility continued through the second quarter of 2016 as global equity markets were roiled by Brexit fears and by the U.K.’s surprising vote on June 23 to leave the European Union. Economists scrambled to incorporate Brexit-related uncertainty into global economic forecasts, which was no easy task. And although economic forecasts for the U.K. and its immediate neighbors were ultimately slashed, global equity markets were still able to stage a robust recovery in July.

Through the third quarter of 2016, the MSCI ACWI was posting a gain of 6.6%, while the MSCI EM again outperformed with a gain of 16.0% in U.S. Dollar terms for the year-to-date period.

Global equity markets experienced a broad-based setback in October, with the MSCI All Country World Index posting a total return of minus 1.7% for the month in U.S. Dollar terms. That pared its gain for the year to 4.8%, with much of the performance having been generated in the post-Brexit relief rally discussed above. Bonds sold off and the U.S. Dollar rallied in response to rising inflation expectations, stronger-than-expected U.S. growth and hawkish comments from Fed officials. Over the course of October, the U.S. 10-year Treasury Note yield jumped from 1.6% to 1.8%, while the Dollar rallied by 3% against major currencies and by about 0.5% against a basket of EM currencies1. Despite the performance headwind created by the U.S. Dollar, the MSCI EM continued its trend of outperformance versus developed markets and brought its year-to-date return to 16.3% in U.S. Dollar terms.

Global economic data for the second half of 2016 has been surprisingly resilient, continuing a pattern of first-half weakness/second-half strength that has been evident over the past five years. Third-quarter real gross domestic product (GDP)

for the U.S. grew at an annual rate of 2.9%, suggesting that the economy is shaking off drags that contributed to sluggish growth of only 1.3% over the past four quarters. That said, about half of the growth could be attributed to unsustainably large gains in exports and inventories, so most economists believe that the underlying trend remains little better than 2%2. Taking a more global perspective, JP Morgan’s “nowcast” estimate of fourth-quarter global GDP is currently running at a relatively robust pace of 3.4%. However, that number may also overstate global growth momentum due to a temporary surge in inventory investment and an outsized contribution from technology-related output that is expected to fade somewhat.

While global economic news flow has been constructive of late, it is pointing toward continued moderate growth rather than a global boom. But with stabilizing growth and a trend toward higher commodity prices, it now looks as if the deflation fears that characterized markets in the recent past are fading as prospects improve for a modest acceleration of global inflation. With China no longer a drag on global growth, and as a pullback in spending by commodity-producing countries and sectors ends, the stage is set for global inflation to rise by at least one percentage point.

Against this backdrop, DM monetary policymakers continue to pursue divergent policies, with the Fed headed toward a 0.25% rate hike in December, while the Bank of Japan and the European Central Bank continue to maintain ultra-accommodative monetary policy as inflation continues to run well below their targets of around 2%. The Bank of England, in contrast, has now entered a challenging situation due to Brexit and the sharp weakening of the British Pound that has pushed up inflation expectations. Although the Bank’s Monetary Policy Committee maintains an easing bias, the bar for further easing has been raised due to both weakness of the Pound and a likely reset toward easier fiscal policy to cope with Brexit. Overall, despite market jitters in October,

AMG Trilogy International Small Cap Fund

Portfolio Manager’s Comments (continued)

the outlook for continuing global growth and continued growth-friendly economic policy suggests a reasonably constructive outlook for global equities.

PERFORMANCE

For the twelve months ended October 31, 2016, the MSCI All Country World ex-USA Small Cap (Index) was up 4.22% in U.S Dollar terms, while the AMG Trilogy International Small Cap Fund (Class Z)3 (the “Fund”) was down (2.47)%.

During the trailing twelve months, Fund holdings in the information technology, financial and real estate sectors, as well an underweight allocation in the telecommunication services sector, added relative value. Offsetting these positives was the relative underperformance of the Fund’s consumer discretionary, energy, materials and consumer staples positions. Underweight allocations in the health care and energy sectors also detracted from performance. Geographically, stock selection in Emerging Markets, Canada, Japan and continental Europe, as well as an overweight allocation to continental Europe, detracted from performance.

Significant contributors and detractors for the trailing 12 months were as follows:

Contributors:

Security	Ending Weight	Total Return
Oriflame	3.25%	161.20%
Aurelius Equity Opportunities	2.67%	37.11%
Daiichikosho Co. Ltd.	2.04%	32.52%
Alps Electric Co. Ltd.	2.30%	48.84%
Skandiabanken ASA	0.00%	27.71%

Detractors:

Security	Ending Weight	Total Return
PureCircle Ltd.	1.09%	(50.59)%
IDOM Inc.	0.00%	(43.72)%
Tsakos Energy Navigation
Ltd.	0.00%	(42.92)%
Tom Tailor Holding AG	0.00%	(46.15)%
BinckBank NV	0.00%	(36.30)%

CURRENT FUND PORTFOLIO POSITIONING

With respect to the Fund’s structure, exposure to the health care, information technology, real estate, consumer staples and industrial sectors increased during the period while exposure to the financial, energy, consumer discretionary and materials sectors decreased. On a regional basis, exposure to Emerging Markets and Asia ex-Japan increased while exposure to continental Europe, Canada, the United Kingdom and Japan decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary, consumer staples and financial sectors and underweight positions in the industrial, materials, energy, utilities and telecommunication services sectors relative to the MSCI All Country World Index ex USA Small Cap. Geographically, at the close of the period, the Fund had exposures of 40% in continental Europe, 22% in Japan, 19% in Emerging Markets, 14% in the United Kingdom, 5% in Asia ex-Japan and 0% in Canada.

[1]	Bloomberg
[2]	U.S. Bureau of Economic Analysis
[3]	Prior to October 1, 2016, the Fund’s Class Z shares were known as Institutional shares.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG Trilogy International Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy International Small Cap Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy International Small Cap Fund’s Class Z on March 1, 2011, to a $10,000 investment made in the MSCI All Country (“AC”) World Index ex-U.S Small Cap for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deductions of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Trilogy International Small Cap Fund and the MSCI AC World Index ex-U.S. Small Cap (Net) for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Five Year	Since Inception	Inception Date
AMG Trilogy International Small Cap Fund[2,3,4,5,6]
Class N7	(2.93)%	5.08%	1.70%	07/15/11
Class I7	(2.60)%	5.42%	1.44%	03/01/11
Class Z7	(2.47)%	5.55%	1.55%	03/01/11
MSCI AC World Index ex-U.S. Small Cap[8]	4.22%	6.28%	2.91%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[6]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[7]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Trilogy International Small Cap were renamed Class N, Class I and Class Z, respectively.
[8]	The MSCI AC World Index ex-USA Small Cap captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. The index covers approximately 14% of the global equity opportunity set outside the U.S. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Unlike the Fund, the MSCI AC World Index ex-USA Small Cap is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy International Small Cap Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Trilogy International Small Cap Fund*	MSCI AC World Index ex-U.S. Small Cap
Industrials	20.0%	19.6%
Consumer Discretionary	18.4%	15.9%
Financials	12.6%	10.0%
Information Technology	12.1%	11.6%
Real Estate	9.5%	10.5%
Consumer Staples	8.9%	6.8%
Materials	8.2%	11.0%
Health Care	6.7%	7.4%
Energy	0.0%	3.7%
Utilities	0.0%	2.4%
Telecommunication Services	0.0%	1.1%
Other Assets and Liabilities	3.6%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Speedy Hire PLC.**	3.3%
Oriflame Holding AG	3.2
Banca IFIS S.p.A.	3.2
Entertainment One, Ltd.**	3.1
Nishio Rent All Co., Ltd.	2.8
Leopalace21 Corp.	2.7
AURELIUS SE & Co. KGaA**	2.7
Chiyoda Corp.	2.6
Haseko Corp.	2.4
Zumtobel Group AG	2.4

Top Ten as a Group	28.4%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy International Small Cap Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Common Stocks—96.4%
Consumer Discretionary—18.4%
Daiichikosho Co., Ltd. (Japan)	8,506	$369,773
Eclat Textile Co., Ltd. (Taiwan)	23,986	271,786
Entertainment One, Ltd. (Canada)	197,054	560,054
Haseko Corp. (Japan)	44,823	436,209
Inchcape PLC (United Kingdom)	38,136	303,210
Man Wah Holdings, Ltd. (Hong Kong)	596,980	396,212
Mediaset Espana Comunicacion, S.A. (Spain)	27,308	304,737
Piaggio & C S.p.A. (Italy)	190,213	331,588
Telepizza Group, S.A. (Spain)*, (a)	77,650	366,535
Total Consumer Discretionary		3,340,104
Consumer Staples—8.9%
BGF retail Co., Ltd. (South Korea)	2,188	332,272
Gruma S.A.B de CV, Class B (Mexico)	24,000	333,620
Oriflame Holding AG (Switzerland)*	16,012	588,272
PureCircle, Ltd. (Malaysia)*	107,470	361,746
Total Consumer Staples		1,615,910
Financials—12.6%
Arrow Global Group PLC (United Kingdom)	5,337	19,581
AURELIUS SE & Co. KGaA (Germany)	8,149	486,557
Banca IFIS S.p.A. (Italy)[1]	19,838	574,537
Dongbu Insurance Co., Ltd. (South Korea)	5,414	335,849
Hoist Finance AB (Sweden)(a),[1]	44,857	404,759
Yes Bank, Ltd. (India)	9,763	185,350
Zenkoku Hosho Co., Ltd. (Japan)	6,500	279,466
Total Financials		2,286,099
Health Care—6.7%
Capio AB (Sweden)(a)	64,036	337,208
CVS Group PLC (United Kingdom)	20,190	216,236
Gerresheimer AG (Germany)	5,040	380,169
Osstem Implant Co., Ltd. (South Korea)*	6,112	290,777
Total Health Care		1,224,390
Industrials—20.0%
Aichi Corp. (Japan)	24,000	194,188
Chiyoda Corp. (Japan)	53,956	470,622
Kandenko Co., Ltd. (Japan)	28,000	276,028
Maire Tecnimont S.P.A. (Italy)	122,904	296,325
Nishio Rent All Co., Ltd. (Japan)	16,500	498,202
Qantas Airways, Ltd. (Australia)	165,558	384,728
Sanwa Holdings Corp. (Japan)	24,200	241,016
Speedy Hire PLC (United Kingdom)	1,288,609	600,824
Voltas, Ltd. (India)	38,239	221,350

	Shares	Value
Zumtobel Group AG (Austria)	24,859	$436,065
Total Industrials		3,619,348
Information Technology—12.1%
Alps Electric Co., Ltd. (Japan)	17,380	416,906
Electrocomponents PLC (United Kingdom)	72,171	329,146
Ennoconn Corp. (Taiwan)	11,000	174,309
NICE, Ltd., ADR (Israel)	5,451	362,328
PChome Online, Inc. (Taiwan)	31,038	337,016
Tieto OYJ (Finland)	5,636	154,610
XING AG (Germany)	2,023	412,603
Total Information Technology		2,186,918
Materials—8.2%
Alpek SAB de CV (Mexico)	218,371	325,113
Cementir Holding S.p.A. (Italy)	82,346	402,252
Taiheiyo Cement Corp. (Japan)	131,000	375,171
Wienerberger AG (Austria)	23,551	376,361
Total Materials		1,478,897
Real Estate—9.5%
Grand City Properties, S.A. (Luxembourg)	24,489	430,790
Leopalace21 Corp. (Japan)	75,298	489,572
Savills PLC (United Kingdom)	46,225	392,105
Sumitomo Real Estate Sales Co., Ltd. (Japan)	18,300	413,613
Total Real Estate		1,726,080
Total Common Stocks (cost $16,993,601)		17,477,746

	Principal Amount
Short-Term Investments—3.0%
Repurchase Agreements—2.2%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350%, total to be received $407,932 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 11/15/16—09/20/66, totaling $416,087)	$407,928	407,928

The accompanying notes are an integral part of these financial statements. 20

AMG Trilogy International Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies—0.8%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	146,580	$146,580
Total Short-Term Investments (cost $554,508)		554,508

Value
Total Investments—99.4% (cost $17,548,109)	$18,032,254
Other Liabilities, less Assets—0.6%	103,299
Net Assets—100.0%	$18,135,553

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (unaudited)

INVESTMENT ENVIRONMENT/

MARKET OUTLOOK

Global equity markets experienced a disappointing 2015, with both the MSCI World Index (MSCI World) and the MSCI Emerging Markets Index (MSCI EM) experiencing negative total returns, down respectively by 0.9% and 14.9%. The disappointing Emerging Market (EM) performance marked the third consecutive year of decline and was the fifth worst year since 1988. Much of the difference between developed market (DM) and EM performance in 2015 can be attributed to the impact of the strong U.S. Dollar and weak commodity prices. A basket of EM currencies versus the U.S. Dollar fell by 15% in 2015, which was the worst drop since the Asian Financial Crisis in 19971. Notably, the Brazilian Real lost one third of its value last year, while the South African Rand and Turkish Lira declined by 25% and 20%, respectively, against the U.S. Dollar. In commodity markets, the CRB Raw Industrials Index fell by 18% for the year, while the price of crude fell by nearly 40% after having declined by 30% in 20141.

One of the most striking aspects of global economic performance in 2015 was the sharp slowdown in China’s economy, which not only put downward pressure on commodity prices and global trade, but also resulted in considerable volatility in China’s stock market and contributed to an unexpected devaluation of the Chinese Yuan. In contrast, the U.S. economy was healthy enough for the U.S. Federal Reserve (the Fed) to finally raise interest rates in December by a modest 25 basis points. Expectations of U.S. rate normalization helped support the U.S. Dollar for much of the year against a backdrop of continued aggressive quantitative easing in Europe and Japan.

The first quarter of 2016 turned out to be quite a roller-coaster. The MSCI All Country World Index (MSCI ACWI) was down over 11% year-to-date in February, but a burst of strength in March brought overall 2016 performance back to flat (through March). We seemed to have lived a year’s worth of volatility in the space of twelve weeks. The broad macro theme was familiar: after a stretch of worry prompted by market shocks and flagging economic performance, policymakers tacked aggressively dovish in an attempt to reinvigorate growth. The volatility continued through the second quarter of 2016 as global equity markets were roiled by Brexit fears and by the U.K.’s surprising vote on June 23 to leave the European Union. Economists scrambled to incorporate Brexit-related uncertainty into global economic forecasts, which was no easy task. And although economic forecasts for the U.K. and its immediate neighbors were ultimately slashed, global equity markets were still able to stage a robust recovery in July.

Through the third quarter of 2016, the MSCI ACWI was posting a gain of 6.6% while the MSCI EM again outperformed, with a gain of 16.0% in U.S. Dollar terms for the year-to-date period.

Global equity markets experienced a broad-based setback in October, with the MSCI All Country World Index posting a total return of minus 1.7% for the month in U.S. Dollar terms. That pared its gain for the year to 4.8%, with much of the performance having been generated in the post-Brexit relief rally discussed above. Bonds sold off and the U.S. Dollar rallied in response to rising inflation expectations, stronger-than-expected U.S. growth and hawkish comments from Fed officials. Over the course of October, the U.S. 10-year Treasury Note yield jumped from 1.6% to 1.8% while the Dollar rallied by 3% against major currencies and by about 0.5% against a basket of EM currencies1. Despite the performance headwind created by the U.S. Dollar, the MSCI EM continued its trend of outperformance versus developed markets and brought its year-to-date return to 16.3% in U.S. Dollar terms.

Global economic data for the second half of 2016 has been surprisingly resilient, continuing a pattern of first-half weakness/second-half strength that has been evident over the past five years. Third-quarter real gross domestic product (GDP) for the U.S. grew at an annual rate of 2.9%, suggesting that the economy is shaking off drags that contributed to sluggish growth of only 1.3% over the past four quarters. That said, about half of the growth could be attributed to unsustainably large gains in exports and inventories, so most economists believe that the underlying trend remains little better than 2%2. Taking a more global perspective, JP Morgan’s “nowcast” estimate of fourth-quarter global GDP is currently running at a relatively robust pace of 3.4%. However, that number may also overstate global growth momentum due to a temporary surge in inventory investment and an outsized contribution from technology-related output that is expected to fade somewhat.

While global economic news flow has been constructive of late, it is pointing toward continued moderate growth rather than a global boom. But with stabilizing growth and a trend toward higher commodity prices, it now looks as if the deflation fears that characterized markets in the recent past are fading as prospects improve for a modest acceleration of global inflation. With China no longer a drag on global growth, and as a pullback in spending by commodity producing countries and sectors ends, the stage is set for global inflation to rise by at least one percentage point.

Against this backdrop, DM monetary policymakers continue to pursue divergent policies, with the Fed headed toward a 0.25% rate hike in December, while the Bank of Japan and the European Central Bank continue to maintain ultra-accommodative monetary policy as inflation continues to run well below their targets of around 2%. The Bank of England, in contrast, has now entered a challenging situation due to Brexit and the sharp weakening of the British Pound that has pushed up inflation expectations. Although the Bank’s Monetary Policy Committee maintains an easing bias, the bar for further easing has been raised due to both weakness of the Pound and a likely reset toward easier fiscal policy to cope with Brexit. Overall, despite market jitters in October, the outlook for continuing global growth and continued growth-friendly economic policy suggests a reasonably constructive outlook for global equities.

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (continued)

PERFORMANCE

For the twelve months ended October 31, 2016, the MSCI EM returned 9.27% in U.S Dollar terms while the AMG Trilogy Emerging Wealth Equity Fund (Class Z)3 (the “Fund”) returned 8.86%.

During the twelve month period, stock selection in the consumer discretionary and financial sector and an underweight allocation in the industrial sector added relative value. Offsetting these positives was the relative underperformance of the Fund’s energy, information technology and materials holdings. Underweight allocations to the materials and energy sectors also detracted from relative performance. Geographically, stock selection in Emerging Markets had a positive impact on performance, particularly in China, India and Korea. While our holdings in developed markets such as Japan, France, Denmark and the United States detracted from relative gains.

Significant contributors and detractors for the trailing 12 months were as follows:

Contributors:

Security	Ending Weight	Total Return
Sands China Ltd.	5.45%	29.13%
Infineon Technologies	3.71%	47.55%
Yum! Brands, Inc.	5.16%	23.69%
Sberbank Russia	1.96%	56.43%
Qualcomm Inc.	4.09%	18.70%

Detractors:

Security	Ending Weight	Total Return
Lenovo Group, Ltd.	3.30%	(27.64)%
Citigroup Inc.	0.00%	(13.50)%
Imperial Holdings	0.00%	(40.50)%
Belle International Holdings	0.00%	(19.26)%
Suzuki Motor Corp.	0.00%	(25.18)%

CURRENT FUND PORTFOLIO POSITIONING

With respect to the Fund’s structure, trading and market activity during the period resulted in increased exposure to the financial, consumer staples, materials and consumer discretionary sectors and decreased exposure to the industrial, health care and information technology sectors. From a regional perspective, exposure to Emerging Markets increased in the quarter while exposure to developed markets decreased. At the close of the fiscal year, we had overweight positions in the consumer discretionary, information technology, consumer staples and health care sectors and underweight positions in the financial, telecommunication services, energy, material, utilities, industrial and real estate sectors relative to the benchmark. Geographically, at the close of the period, we had exposures of 39% in developed markets and 61% in Emerging Markets.

[1]	Bloomberg
[2]	U.S. Bureau of Economic Analysis
[3]	Prior to October 1, 2016, the Fund’s Class Z shares were known as Institutional shares.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, L.P. as of October 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Trilogy Emerging Wealth Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Trilogy Emerging Wealth Equity Fund’s Class I on March 19, 2015, to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

AMG Trilogy Emerging Wealth Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the total returns for the AMG Trilogy Emerging Wealth Equity Fund and the MSCI Emerging Markets Index (Net) for the time from inception to October 31, 2016.

Total Returns[1]	One Year	Since Inception	Inception Date
AMG Trilogy Emerging Wealth Equity Fund[2,3,4,5,6,7]
Class N8	8.46%	0.80%	03/19/15
Class I8	8.77%	0.98%	03/19/15
Class Z8	8.86%	1.10%	03/19/15
MSCI Emerging Markets Index (Net)[9]	9.27%	(1.35)%	03/19/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[7]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[8]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Trilogy Emerging Wealth Equity were renamed Class N, Class I and Class Z, respectively.
[9]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. Unlike the Fund, the MSCI Emerging Markets Index (Net) is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Trilogy Emerging Wealth Equity Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG Trilogy Emerging Wealth Equity Fund*	MSCI Emerging Markets Index
Information Technology	32.1%	23.6%
Consumer Discretionary	27.8%	10.4%
Financials	16.3%	24.1%
Consumer Staples	11.1%	7.7%
Health Care	3.8%	2.5%
Industrials	2.5%	5.9%
Energy	2.4%	7.7%
Materials	1.5%	6.6%
Telecommunication Services	0.0%	6.0%
Utilities	0.0%	2.9%
Real Estate	0.0%	2.6%
Other Assets and Liabilities	2.5%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Sands China, Ltd.**	5.5%
Yum! Brands, Inc.**	5.2%
Baidu, Inc.**	4.8%
Alibaba Group Holding, Ltd., Sponsored ADR**	4.5%
Infineon Technologies AG**	4.3%
QUALCOMM, Inc.**	4.1%
Naspers, Ltd., N Shares**	4.0%
Lenovo Group, Ltd.**	3.3%
Housing Development Finance Corp., Ltd.	3.1%
MasterCard, Inc., Class A	3.1%

Top Ten as a Group	41.9%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Common Stocks—95.9%
Consumer Discretionary—26.2%
adidas AG (Germany)	645	$105,970
BorgWarner, Inc. (United States)[1]	15,420	552,653
Ctrip.com International, Ltd., ADR (China)*	3,159	139,470
Hermes International (France)	728	294,918
LVMH Moet Hennessy Louis Vuitton SE (France)	2,926	532,714
Maruti Suzuki India, Ltd. (India)	10,991	971,614
Naspers, Ltd., N Shares (South Africa)	11,352	1,901,236
NIKE, Inc., Class B (United States)	7,465	374,594
The Priceline Group, Inc. (United States)*	853	1,257,518
Samsonite International, S.A. (United States)	212,100	666,856
Sands China, Ltd. (Macau)	596,400	2,588,232
Starbucks Corp. (United States)	3,702	196,465
Truworths International, Ltd. (South Africa)	32,778	173,907
The Walt Disney Co. (United States)	2,213	205,123
Yum! Brands, Inc. (United States)	28,606	2,468,126
Total Consumer Discretionary		12,429,396
Consumer Staples—11.1%
Ambev, S.A., ADR (Brazil)	196,987	1,162,223
Bid Corp., Ltd. (South Africa)	31,741	557,389
The Estee Lauder Cos., Inc., Class A (United States)	11,261	981,171
Gruma SAB de CV (Mexico)	54,000	750,646
Magnit PJSC, Sponsored GDR (Russia)	14,872	589,790
Mead Johnson Nutrition Co. (United States)	1,572	117,538
Shoprite Holdings, Ltd. (South Africa)	8,668	127,917
Uni-President Enterprises Corp. (Taiwan)	259,000	500,400
Wal-Mart de Mexico SAB de CV (Mexico)	220,600	466,620
Total Consumer Staples		5,253,694
Energy—2.4%
Schlumberger, Ltd. (United States)	14,348	1,122,444
Total Energy		1,122,444
Financials—16.3%
AIA Group, Ltd. (Hong Kong)	204,200	1,284,624
Banco Santander, S.A. (Spain)	51,540	252,549
Bank Mandiri Persero Tbk PT (Indonesia)	308,100	271,390
BB Seguridade Participacoes, S.A. (Brazil)	29,535	296,090
China Construction Bank Corp., Class H (China)	820,000	598,803
Credicorp, Ltd. (Peru)	1,802	267,921

	Shares	Value
FirstRand, Ltd. (South Africa)[1]	79,101	$283,638
HDFC Bank, Ltd., ADR (India)	1,732	122,591
Housing Development Finance Corp., Ltd. (India)	72,222	1,491,525
ICICI Bank, Ltd., Sponsored ADR (India)	27,082	224,510
Industrial & Commercial Bank of China, Ltd., Class H (China)	952,000	571,428
Kasikornbank PCL, NVDR (Thailand)	113,600	557,618
PICC Property & Casualty Co., Ltd., Class H (China)	374,000	603,675
Sberbank of Russia PJSC, Sponsored ADR (Russia)	98,620	934,049
Total Financials		7,760,411
Health Care—3.8%
Agilent Technologies, Inc. (United States)	2,614	113,892
Aspen Pharmacare Holdings, Ltd. (South Africa)	38,306	834,482
Fresenius SE & Co. KGaA (Germany)	7,050	520,907
Novo Nordisk A/S Class B (Germany)	5,228	186,250
Roche Holding AG (Switzerland)	679	155,954
Total Health Care		1,811,485
Industrials—2.5%
3M Co. (United States)	1,034	170,920
FANUC Corp. (Japan)	400	73,235
Kansas City Southern (United States)	10,544	925,341
Total Industrials		1,169,496
Information Technology—32.1%
Alibaba Group Holding, Ltd., Sponsored ADR, ADR (China)*	20,788	2,113,932
Alphabet, Inc., Class A (United States)*	1,154	934,625
Baidu, Inc., Sponsored ADR (China)*	12,928	2,286,446
Cielo, S.A. (Brazil)	86,947	883,907
Delta Electronics, Inc. (Taiwan)	8,000	42,117
Infineon Technologies AG (Germany)	112,129	2,016,682
Lenovo Group, Ltd. (China)	2,450,000	1,569,428
MasterCard, Inc., Class A (United States)	13,583	1,453,653
MercadoLibre, Inc. (Argentina)	942	158,265
QUALCOMM, Inc. (United States)	28,342	1,947,662
Samsung Electronics Co., Ltd., GDR (South Korea)	693	487,533
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	20,627	641,500
Tencent Holdings, Ltd. (Switzerland)	25,500	675,810
Total Information Technology		15,211,560

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Emerging Wealth Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials—1.5%
Asian Paints, Ltd. (India)	27,169	$437,666
Chr Hansen Holding A/S (Germany)	3,543	212,183
Givaudan, S.A. (Switzerland)	46	88,967
Total Materials		738,816
Total Common Stocks (cost $41,132,120)		45,497,302
Preferred Stocks—1.6%
Consumer Discretionary—1.6%
Lojas Americanas, S.A. (Brazil) (cost $473,699)	112,587	735,061
Rights—0.0%#
Financials—0.0%#
Banco Santander, S.A. (Spain)* (cost $3,509)	70,865	3,967

	Principal Amount	Value
Short-Term Investments—4.2%
Repurchase Agreements—1.3%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350%, total to be received $641,697 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 11/15/16—09/20/66, totaling $654,525)	$641,691	$641,691

	Shares
Other Investment Companies—2.9%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	1,353,143	1,353,143
Total Short-Term Investments (cost $1,994,834)		1,994,834
Total Investments—101.7% (cost $43,604,162)		48,231,164
Other Assets, less Liabilities—(1.7)%		(804,931)
Net Assets—100.0%		$47,426,233

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Trilogy Global Equity Fund	$46,951,235	$7,613,315	$(3,350,298)	$4,263,017
AMG Trilogy Emerging Markets Equity Fund	99,548,454	13,476,043	(7,877,886)	5,598,157
AMG Trilogy International Small Cap Fund	17,574,179	1,784,411	(1,326,336)	458,075
AMG Trilogy Emerging Wealth Equity Fund	43,968,714	6,029,247	(1,766,797)	4,262,450

*	Non-income producing security.
#	Less than 0.05%.
[1]	Some or all of these securities were out on loan to various brokers as of October 31, 2016, amounting to the following:

	Market Value	% of Net Assets
AMG Trilogy Global Equity Fund	$500,667	1.0%
AMG Trilogy Emerging Markets Equity Fund	1,468,201	1.4%
AMG Trilogy International Small Cap Fund	380,703	2.1%
AMG Trilogy Emerging Wealth Equity Fund	627,466	1.3%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2016, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG Trilogy International Small Cap Fund	$1,108,502	6.1%

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	AMG Trilogy Global Equity Fund†	MSCI World Index (unaudited)
Australia	0.0%	2.7%
Austria	0.0%	0.1%
Belgium	1.0%	0.5%
Brazil	1.8%	0.0%
Canada	0.0%	3.6%
China	2.1%	0.0%
Denmark	1.0%	0.6%
Finland	0.0%	0.4%
France	3.4%	3.7%
Germany	3.1%	3.4%
Hong Kong	0.8%	1.3%
India	2.6%	0.0%
Ireland	2.5%	0.2%
Israel	0.0%	0.3%
Italy	1.4%	0.7%
Japan	10.1%	9.2%
Luxembourg	0.3%	0.0%
Macau	1.1%	0.0%
Netherlands	2.6%	1.2%
New Zealand	0.0%	0.1%
Norway	0.3%	0.2%
Portugal	0.0%	0.1%
Russia	0.5%	0.0%
Singapore	0.0%	0.5%
South Korea	4.4%	0.0%
Spain	0.0%	1.2%
Sweden	0.0%	1.0%
Switzerland	3.6%	3.2%
Taiwan	0.9%	0.0%
United Kingdom	3.9%	6.5%
United States	52.6%	59.3%

	100.0%	100.0%

Country	AMG Trilogy Emerging Markets Equity Fund†	MSCI Emerging Markets Index (unaudited)
Brazil	7.6%	8.4%
Chile	1.4%	1.2%
China	19.2%	26.4%
Colombia	1.0%	0.4%
Czech Republic	0.0%	0.2%
Egypt	0.0%	0.2%
Greece	0.0%	0.3%
Hong Kong	3.5%	0.0%
Hungary	1.1%	0.3%
India	10.3%	8.4%
Indonesia	3.0%	2.7%
Macau	1.0%	0.0%
Malaysia	0.0%	2.6%
Mexico	4.5%	3.8%
Panama	0.6%	0.0%
Peru	1.7%	0.4%
Philippines	1.4%	1.3%
Poland	0.0%	1.1%
Qatar	0.0%	0.9%
Russia	8.4%	3.7%
South Africa	7.9%	7.1%
South Korea	13.3%	14.3%
Taiwan	9.5%	12.3%
Thailand	2.4%	2.1%
Turkey	1.2%	1.2%
United Arab Emirates	1.0%	0.7%

	100.0%	100.0%

†	As a percentage of long-term investments on October 31, 2016.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	AMG Trilogy International Small Cap Fund†	MSCI ACWI ex-U.S. Small Cap (unaudited)
Australia	2.2%	4.5%
Austria	4.6%	0.6%
Belgium	0.0%	1.4%
Brazil	0.0%	0.9%
Canada	3.2%	7.2%
Chile	0.0%	0.3%
China	0.0%	5.2%
Columbia	0.0%	0.1%
Denmark	0.0%	1.1%
Egypt	0.0%	0.1%
Finland	0.9%	1.1%
France	0.0%	3.2%
Germany	7.3%	4.4%
Greece	0.0%	0.1%
Hong Kong	2.3%	1.8%
India	2.3%	2.9%
Indonesia	0.0%	0.6%
Ireland	0.0%	0.6%
Israel	2.1%	1.0%
Italy	9.2%	2.4%
Japan	25.5%	23.1%
Luxembourg	2.5%	0.0%
Malaysia	2.1%	0.8%
Mexico	3.8%	0.7%
Netherlands	0.0%	1.3%
New Zealand	0.0%	0.8%
Norway	0.0%	1.1%
Philippines	0.0%	0.3%
Poland	0.0%	0.2%
Portugal	0.0%	0.2%
Qatar	0.0%	0.1%
Russia	0.0%	0.2%
Singapore	0.0%	1.3%
South Africa	0.0%	1.2%
South Korea	5.5%	3.9%
Spain	3.8%	1.8%
Sweden	4.2%	3.6%
Switzerland	3.4%	3.1%
Taiwan	4.5%	3.8%
Thailand	0.0%	0.9%
Turkey	0.0%	0.3%
United Arab Emirates	0.0%	0.2%
United Kingdom	10.6%	11.6%

	100.0%	100.0%

Country	AMG Trilogy Emerging Wealth Equity Fund†	MSCI Emerging Markets Index (unaudited)
Argentina	0.3%	0.0%
Brazil	6.7%	8.4%
Chile	0.0%	1.2%
China	17.0%	26.4%
Colombia	0.0%	0.4%
Czech Republic	0.0%	0.2%
Egypt	0.0%	0.2%
France	1.8%	0.0%
Germany	6.6%	0.0%
Greece	0.0%	0.3%
Hong Kong	2.8%	0.0%
Hungary	0.0%	0.3%
India	7.0%	8.4%
Indonesia	0.6%	2.7%
Japan	0.2%	0.0%
Macau	5.6%	0.0%
Malaysia	0.0%	2.6%
Mexico	2.6%	3.8%
Peru	0.6%	0.4%
Philippines	0.0%	1.3%
Poland	0.0%	1.1%
Qatar	0.0%	0.9%
Russia	3.3%	3.7%
South Africa	8.4%	7.1%
South Korea	1.0%	14.3%
Spain	0.5%	0.0%
Switzerland	2.0%	0.0%
Taiwan	2.6%	12.3%
Thailand	1.2%	2.1%
Turkey	0.0%	1.2%
United Arab Emirates	0.0%	0.7%
United States	29.2%	0.0%

	100.0%	100.0%

†	As a percentage of long-term investments on October 31, 2016.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of October 31, 2016:

(See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy Global Equity Fund
Investments in Securities
Common Stocks
Information Technology	$9,346,132	$2,907,198	—	$12,253,330
Financials	5,814,467	4,119,473	—	9,933,940
Consumer Discretionary	4,061,372	2,971,190	—	7,032,562
Industrials	2,501,811	3,228,251	—	5,730,062
Health Care	3,523,965	1,553,248	—	5,077,213
Consumer Staples	1,615,244	1,976,473	—	3,591,717
Energy	1,948,135	761,694	—	2,709,829
Materials	403,571	1,491,486	—	1,895,057
Telecommunication Services	—	1,556,733	—	1,556,733
Utilities	189,990	—	—	189,990
Warrants
Industrials	64,423	244,691	—	309,114
Short-Term Investments
Repurchase Agreements	—	526,163	—	526,163
Other Investment Companies	408,542	—	—	408,542

Total Investments in Securities	$29,877,652	$21,336,600	—	$51,214,252

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy Emerging Markets Equity Fund
Investments in Securities
Common Stocks
Financials	$11,738,193	$18,091,943	—	$29,830,136
Information Technology	10,671,002	14,667,186	—	25,338,188
Consumer Discretionary	—	14,190,341	—	14,190,341
Consumer Staples	1,864,107	4,653,987	—	6,518,094
Industrials	2,348,218	3,221,081	—	5,569,299
Materials	1,223,033	4,303,483	—	5,526,516
Energy	2,076,861	2,731,286	—	4,808,147
Telecommunication Services	—	3,907,075	—	3,907,075
Health Care	402,462	3,352,277	—	3,754,739
Utilities	—	2,057,906	—	2,057,906
Real Estate	—	1,008,176	—	1,008,176
Short-Term Investments
Repurchase Agreements	—	1,511,455	—	1,511,455
Other Investment Companies	1,126,539	—	—	1,126,539

Total Investments in Securities	$31,450,415	$73,696,196	—	$105,146,611

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy International Small Cap Fund
Investments in Securities
Common Stocks
Industrials	—	$3,619,348	—	$3,619,348
Consumer Discretionary	$926,589	2,413,515	—	3,340,104
Financials	424,340	1,861,759	—	2,286,099
Information Technology	691,474	1,495,444	—	2,186,918
Real Estate	—	1,726,080	—	1,726,080
Consumer Staples	695,366	920,544	—	1,615,910
Materials	325,113	1,153,784	—	1,478,897
Health Care	216,236	1,008,154	—	1,224,390
Short-Term Investments
Repurchase Agreements	—	407,928	—	407,928
Other Investment Companies	146,580	—	—	146,580

Total Investments in Securities	$3,425,698	$14,606,556	—	$18,032,254

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Trilogy Emerging Wealth Equity Fund
Investments in Securities
Common Stocks
Information Technology	$10,419,990	$4,791,570	—	$15,211,560
Consumer Discretionary	5,193,949	7,235,447	—	12,429,396
Financials	911,112	6,849,299	—	7,760,411
Consumer Staples	3,478,198	1,775,496	—	5,253,694
Health Care	113,892	1,697,593	—	1,811,485
Industrials	1,096,261	73,235	—	1,169,496
Energy	1,122,444	—	—	1,122,444
Materials	—	738,816	—	738,816
Preferred Stocks†	735,061	—	—	735,061
Rights†	3,967	—	—	3,967
Short-Term Investments
Repurchase Agreements	—	641,691	—	641,691
Other Investment Companies	1,353,143	—	—	1,353,143

Total Investments in Securities	$24,428,017	$23,803,147	—	$48,231,164

†	All preferred stocks and rights held in AMG Trilogy Emerging Wealth Equity Fund are Level 1 securities. For a detailed breakout of the preferred stocks and rights by major industry classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2016, the following Funds had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1	Transfer into Level 2	Transfer out of Level 2[1]
AMG Trilogy Global Equity Fund
Assets:
Common Stocks	—	$(162,960)	$162,960	—
Warrants	$9,044	—	—	$(9,044)

	Transfer into Level 1[1]	Transfer out of Level 1	Transfer into Level 2	Transfer out of Level 2[1]
AMG Trilogy International Small Cap Fund
Assets:
Common Stocks	$5,973	—	—	$(5,973)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
AMG Trilogy Emerging Wealth Equity Fund
Assets:
Common Stocks	—	$(789,991)	$789,991	—

[1]	An external pricing service is used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to the Financial Statements.)

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank and GDR (Global Depositary Receipt) are comparable, but foreign securities are held on deposit in a non-U.S. bank. The values of the ADR/GDR securities are determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

NVDR: NVDR after the name of a holding stands for Non-Voting Depositary Receipt. Investors receive the same financial benefits as those who invest in the company’s ordinary shares but without the involvement in company decision-making.

PCL:	Public Company Limited
PJSC:	Public Joint Stock Company
PLC:	Public Limited Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

	AMG Trilogy Global Equity Fund#	AMG Trilogy Emerging Markets Equity Fund#	AMG Trilogy International Small Cap Fund#	AMG Trilogy Emerging Wealth Equity Fund#
Assets:
Investments at value* (including securities on loan valued at $500,667, $1,468,201, $380,703 and $627,466, respectively)	$51,214,252	$105,146,611	$18,032,254	$48,231,164
Foreign currency**	197,425	357,091	297,692	189,132
Receivable for investments sold	—	462,406	1,014,592	1,035,739
Dividends, interest and other receivables	121,136	50,472	63,091	28,686
Receivable for Fund shares sold	31,008	270	6,885	11,583
Receivable from affiliate	—	1,119	16,178	8,541
Prepaid expenses	16,159	17,191	17,786	17,405
Total assets	51,579,980	106,035,160	19,448,478	49,522,250
Liabilities:
Payable upon return of securities loaned	526,163	1,511,455	407,928	641,691
Payable for Fund shares repurchased	57,024	6,082	17,604	59,222
Payable for foreign capital gains tax	13,790	95,651	12,079	96,264
Payable for investments purchased	—	409,669	797,846	1,194,748
Accrued expenses:
Investment advisory and management fees	13,072	48,795	13,683	22,430
Administrative fees	6,536	13,308	2,415	6,117
Shareholder servicing fees—Class N	8	104	26	1
Shareholder servicing fees—Class I	3,813	—	1,046	2,608
Shareholder servicing fees—Class Z	—	33	—	—
Distribution fees—Class N	8	106	26	2
Trustees fees and expenses	1,154	2,302	446	1,059
Other	90,941	93,550	59,826	71,875
Total liabilities	712,509	2,181,055	1,312,925	2,096,017
Net Assets	$50,867,471	$103,854,105	$18,135,553	$47,426,233
* Investments at cost	$46,621,115	$97,813,363	$17,548,109	$43,604,162
** Foreign currency at cost	$202,367	$356,087	$299,613	$188,927

#	Effective October 1, 2016 the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Trilogy Global Equity Fund#	AMG Trilogy Emerging Markets Equity Fund#	AMG Trilogy International Small Cap Fund#	AMG Trilogy Emerging Wealth Equity Fund#
Net Assets Represent:
Paid-in capital	$50,104,487	$112,464,672	$18,071,098	$44,396,109
Undistributed net investment income	491,333	1,047,086	138,347	362,009
Accumulated net realized loss from investments and foreign currency transactions	(4,298,343)	(16,896,031)	(541,918)	(1,862,559)
Net unrealized appreciation of investments and foreign currency translations	4,569,994	7,238,378	468,026	4,530,674
Net Assets	$50,867,471	$103,854,105	$18,135,553	$47,426,233
Class N:
Net Assets	$36,200	$496,577	$123,286	$10,128
Shares outstanding	3,836	62,805	13,289	1,000
Net asset value, offering and redemption price per share	$9.44	$7.91	$9.28	$10.13
Class I:
Net Assets	$40,700,044	$1,271,409	$9,876,092	$16,639,161
Shares outstanding	4,341,332	160,905	1,054,929	1,641,348
Net asset value, offering and redemption price per share	$9.38	$7.90	$9.36	$10.14
Class Z:
Net Assets	$10,131,227	$102,086,119	$8,136,175	$30,776,944
Shares outstanding	1,083,007	12,987,031	867,428	3,032,568
Net asset value, offering and redemption price per share	$9.35	$7.86	$9.38	$10.15

#	Effective October 1, 2016 the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2016

	AMG Trilogy Global Equity Fund#	AMG Trilogy Emerging Markets Equity Fund#	AMG Trilogy International Small Cap Fund#	AMG Trilogy Emerging Wealth Equity Fund#
Investment Income:
Dividend income	$1,087,791	$2,352,033	$418,447	$839,790
Securities lending income	4,830	12,111	16,523	854
Interest income	78	—	—	—
Foreign withholding tax	(70,710)	(272,274)	(51,020)	(39,445)
Total investment income	1,021,989	2,091,870	383,950	801,199
Expenses:
Investment advisory and management fees	232,609	655,536	205,090	278,907
Administrative fees	6,536	13,308	2,415	6,117
Shareholder servicing fees—Class N	87	528	327	14
Shareholder servicing fees—Class I	42,883	1,451	11,544	19,815
Shareholder servicing fees—Class Z	—	33	—	—
Distribution fees—Class N	87	530	327	23
Custodian fees	47,274	92,596	36,457	53,235
Professional fees	42,336	59,177	37,542	40,955
Registration fees	33,836	40,235	33,187	42,153
Transfer agent fees	28,945	3,040	7,657	14,450
Reports to shareholders	20,200	28,949	11,738	16,092
Trustees fees and expenses	3,622	5,928	1,481	2,767
Miscellaneous	2,987	3,149	651	4,379
Expense repayments	—	—	—	5,950
Total expenses before offsets	461,402	904,460	348,416	484,857
Expense reimbursements	—	—	(107,946)	(37,469)
Expense reductions	(240)	—	—	—
Net expenses	461,162	904,460	240,470	447,388
Net investment income	560,827	1,187,410	143,480	353,811
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(4,107,627)	(6,577,264)	(521,900)	(1,411,928)
Net realized gain (loss) on foreign currency transactions	(12,366)	27,109	(6,057)	23,772
Net change in unrealized appreciation (depreciation) of investments	1,197,613	16,285,753	(126,666)	5,922,911
Net change in unrealized appreciation (depreciation) on foreign currency translations	(13,953)	(84,632)	(13,137)	(95,063)
Net realized and unrealized gain (loss)	(2,936,333)	9,650,966	(667,760)	4,439,692
Net increase (decrease) in net assets resulting from operations	$(2,375,506)	$10,838,376	$(524,280)	$4,793,503

#	Effective October 1, 2016 the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	AMG Trilogy Global Equity Fund#		AMG Trilogy Emerging Markets Equity Fund#
	2016	2015	2016	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$560,827	$703,973	$1,187,410	$1,251,246
Net realized gain (loss) on investments and foreign currency transactions	(4,119,993)	5,667,192	(6,550,155)	(8,021,274)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	1,183,660	(4,244,538)	16,201,121	(15,786,282)
Net increase (decrease) in net assets resulting from operations	(2,375,506)	2,126,627	10,838,376	(22,556,310)
Distributions to Shareholders:
From net investment income:
Class N	(190)	—	(298)	—
Class I	(512,937)	(816,053)	(6,337)	(362,340)
Class Z	(136,766)	(224,829)	(1,048,317)	(1,654,715)
From net realized gain on investments:
Class N	(3,529)	(2,211)	—	—
Class I	(4,558,430)	(3,411,820)	—	—
Class Z	(1,103,571)	(874,193)	—	—
Total distributions to shareholders	(6,315,423)	(5,329,106)	(1,054,952)	(2,017,055)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(150,440)	(8,568,903)	(2,622,423)	(15,417,740)
Total increase (decrease) in net assets	(8,841,369)	(11,771,382)	7,161,001	(39,991,105)
Net Assets:
Beginning of Year	59,708,840	71,480,222	96,693,104	136,684,209
End of Year	$50,867,471	$59,708,840	$103,854,105	$96,693,104
End of Year undistributed net investment income	$491,333	$604,033	$1,047,086	$865,676

#	Effective October 1, 2016 the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal year ended October 31,

	AMG Trilogy International Small Cap Fund#		AMG Trilogy Emerging Wealth Equity Fund#
	2016	2015	2016	2015*
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$143,480	$142,188	$353,811	$103,665
Net realized gain (loss) on investments and foreign currency transactions	(527,957)	555,540	(1,388,156)	(491,159)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(139,803)	(400,989)	5,827,848	(1,297,174)
Net increase (decrease) in net assets resulting from operations	(524,280)	296,739	4,793,503	(1,684,668)
Distributions to Shareholders:
From net investment income:
Class N	(128)	—	—	—
Class I	(54,509)	—	(41,684)	—
Class Z	(66,596)	—	(37,036)	—
From net realized gain on investments:
Class N	(3,212)	(10,074)	—	—
Class I	(263,499)	(685,371)	—	—
Class Z	(262,341)	(800,050)	—	—
Total distributions to shareholders	(650,285)	(1,495,495)	(78,720)	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(3,209,392)	(53,146)	12,488,604	31,907,514
Total increase (decrease) in net assets	(4,383,957)	(1,251,902)	17,203,387	30,222,846
Net Assets:
Beginning of period	22,519,510	23,771,412	30,222,846	—
End of period	$18,135,553	$22,519,510	$47,426,233	$30,222,846
End of period undistributed net investment income	$138,347	$121,297	$362,009	$63,146

*	Commencement of operations was on March 20, 2015.
#	Effective October 1, 2016 the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Trilogy Global Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended October 31, 2012*
Class N	2016#	2015	2014	2013
Net Asset Value, Beginning of Period	$11.01	$11.45	$12.06	$9.76	$10.02
Income from Investment Operations:
Net investment income[1,2]	0.06	0.07	0.10	0.10	0.07
Net realized and unrealized gain (loss) on investments	(0.51)	0.17	0.39	2.27	(0.33)
Total income (loss) from investment operations	(0.45)	0.24	0.49	2.37	(0.26)
Less Distributions to Shareholders from:
Net investment income	(0.06)	—	(0.09)	(0.07)	—
Net realized gain on investments	(1.06)	(0.68)	(1.01)	—	—
Total distributions to shareholders	(1.12)	(0.68)	(1.10)	(0.07)	—
Net Asset Value, End of Period	$9.44	$11.01	$11.45	$12.06	$9.76
Total Return[2]	(4.26)%	2.12%	4.22%	24.47%	(2.59)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.29%	1.24%	1.21%	1.18%[6]	1.05%[5]
Ratio of expenses to average net assets (with offsets)	1.29%	1.24%	1.22%	1.19%[6]	1.07%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.29%	1.24%	1.22%	1.19%[6]	1.07%[5]
Ratio of net investment income to average net assets[2]	0.64%	0.58%	0.86%	0.90%[6]	1.04%[5]
Portfolio turnover	48%	49%	49%	58%	78%[4]
Net assets at end of period (000’s omitted)	$36	$39	$37	$626	$13

	For the fiscal years ended October 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.97	$11.52	$12.13	$9.79	$9.02
Income from Investment Operations:
Net investment income[1,2]	0.10	0.12	0.17	0.13	0.08
Net realized and unrealized gain (loss) on investments	(0.52)	0.18	0.37	2.29	0.72
Total income (loss) from investment operations	(0.42)	0.30	0.54	2.42	0.80
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.16)	(0.13)	(0.08)	(0.03)
Net realized gain on investments	(1.05)	(0.69)	(1.02)	—	—
Total distributions to shareholders	(1.17)	(0.85)	(1.15)	(0.08)	(0.03)
Net Asset Value, End of Year	$9.38	$10.97	$11.52	$12.13	$9.79
Total Return[2]	(3.90)%	2.66%	4.57%	24.84%	8.91%
Ratio of net expenses to average net assets (with offsets/reductions)	0.89%	0.83%	0.81%	0.78%[6]	1.02%
Ratio of expenses to average net assets (with offsets)	0.89%	0.83%	0.82%	0.79%[6]	1.04%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.89%	0.83%	0.82%	0.79%[6]	1.04%
Ratio of net investment income to average net assets[2]	1.03%	1.05%	1.44%	1.20%[6]	0.85%
Portfolio turnover	48%	49%	49%	58%	78%
Net assets at end of year (000’s omitted)	$40,700	$48,134	$56,773	$53,740	$59,584

AMG Trilogy Global Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.95	$11.50	$12.10	$9.78	$9.03
Income from Investment Operations:
Net investment income[1,2]	0.11	0.13	0.17	0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.53)	0.19	0.38	2.27	0.70
Total income (loss) from investment operations	(0.42)	0.32	0.55	2.41	0.79
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.18)	(0.14)	(0.09)	(0.04)
Net realized gain on investments	(1.05)	(0.69)	(1.01)	—	—
Total distributions to shareholders	(1.18)	(0.87)	(1.15)	(0.09)	(0.04)
Net Asset Value, End of Year	$9.35	$10.95	$11.50	$12.10	$9.78
Total Return[2]	(3.91)%[7]	2.77%	4.75%[7]	24.87%[7]	8.76%
Ratio of net expenses to average net assets (with offsets/reductions)	0.79%	0.72%	0.71%	0.68%[6]	0.85%
Ratio of expenses to average net assets (with offsets)	0.79%	0.72%	0.72%	0.69%[6]	0.87%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.79%	0.72%	0.72%	0.69%[6]	0.87%
Ratio of net investment income to average net assets[2]	1.15%	1.16%	1.51%	1.25%[6]	0.92%
Portfolio turnover	48%	49%	49%	58%	78%
Net assets at end of year (000’s omitted)	$10,131	$11,535	$14,670	$13,984	$12,998

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended October 31, 2012*
Class N	2016#	2015	2014	2013
Net Asset Value, Beginning of Period	$7.23	$8.83	$8.73	$8.57	$9.35
Income from Investment Operations:
Net investment income[1,2]	0.06	0.06	0.11 [8]	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.66	(1.66)	0.02	0.14	(0.86)
Total income (loss) from investment operations	0.72	(1.60)	0.13	0.22	(0.78)
Less Distributions to Shareholders from:
Net investment income	(0.04)	—	(0.03)	(0.06)	—
Net Asset Value, End of Period	$7.91	$7.23	$8.83	$8.73	$8.57
Total Return[2]	10.01%[7]	(18.12)%[7]	1.55%	2.51%[7]	(8.34)%[4,7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.44%	1.45%	1.42%	1.55%[9,10]	1.30%[5]
Ratio of expenses to average net assets (with offsets)	1.44%	1.45%	1.43%	1.56%[9,10]	1.30%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.44%	1.45%	1.43%	1.56%[9,10]	1.31%[5]
Ratio of net investment income to average net assets[2]	0.81%	0.76%	1.30%	1.00%[9,10]	1.37%[5]
Portfolio turnover	33%	45%	35%	47%	32%[4]
Net assets at end of period (000’s omitted)	$497	$57	$79	$291	$9

	For the fiscal years ended October 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$7.19	$8.88	$8.78	$8.58	$8.62
Income from Investment Operations:
Net investment income[1,2]	0.08	0.05	0.12 [8]	0.07	0.11
Net realized and unrealized gain (loss) on investments	0.67	(1.62)	0.04	0.17	(0.14)
Total income (loss) from investment operations	0.75	(1.57)	0.16	0.24	(0.03)
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.12)	(0.06)	(0.04)	(0.01)
Net Asset Value, End of Year	$7.90	$7.19	$8.88	$8.78	$8.58
Total Return[2]	10.48%	(17.82)%	1.85%	2.82%	(0.33)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%	1.00%	1.04%	1.15%[9,10]	1.25%
Ratio of expenses to average net assets (with offsets)	1.07%	1.00%	1.05%	1.16%[9,10]	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.07%	1.00%	1.05%	1.16%[9,10]	1.26%
Ratio of net investment income to average net assets[2]	1.14%	0.65%	1.37%	0.84%[9,10]	1.29%
Portfolio turnover	33%	45%	35%	47%	32%
Net assets at end of year (000’s omitted)	$1,271	$1,203	$26,239	$28,093	$15,710

AMG Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$7.20	$8.89	$8.78	$8.59	$8.62
Income from Investment Operations:
Net investment income[1,2]	0.09	0.09	0.13 [8]	0.08	0.10
Net realized and unrealized gain (loss) on investments	0.65	(1.65)	0.05	0.17	(0.12)
Total income (loss) from investment operations	0.74	(1.56)	0.18	0.25	(0.02)
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.13)	(0.07)	(0.06)	(0.01)
Net Asset Value, End of Year	$7.86	$7.20	$8.89	$8.78	$8.59
Total Return[2]	10.52%[7]	(17.69)%[7]	2.05%[7]	2.85%[7]	(0.20)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.94%	0.95%	0.92%	1.05%[9,10]	1.05%
Ratio of expenses to average net assets (with offsets)	0.94%	0.95%	0.93%	1.06%[9,10]	1.05%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.94%	0.95%	0.93%	1.06%[9,10]	1.06%
Ratio of net investment income to average net assets[2]	1.25%	1.18%	1.53%	0.93%[9,10]	1.18%
Portfolio turnover	33%	45%	35%	47%	32%
Net assets at end of year (000’s omitted)	$102,086	$95,434	$110,366	$103,538	$75,201

AMG Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.80	$10.40	$11.05	$9.22	$8.33
Income from Investment Operations:
Net investment income[1,2]	0.02	0.02	0.08 [8]	0.04 [12]	0.10
Net realized and unrealized gain (loss) on investments	(0.30)	0.05	(0.39)	1.90	0.82
Total income (loss) from investment operations	(0.28)	0.07	(0.31)	1.94	0.92
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	(0.34)	(0.11)	(0.03)
Net realized gain on investments	(0.23)	(0.67)	—	—	—
Total distributions to shareholders	(0.24)	(0.67)	(0.34)	(0.11)	(0.03)
Net Asset Value, End of Year	$9.28	$9.80	$10.40	$11.05	$9.22
Total Return[2]	(2.93)%	0.90%	(2.93)%[7]	21.26%[7]	11.13%
Ratio of net expenses to average net assets (with offsets/reductions)	1.60%	1.60%	1.60%	1.62%[11]	1.35%
Ratio of expenses to average net assets (with offsets)	1.60%	1.60%	1.60%	1.62%[11]	1.35%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.12%	2.08%	2.00%	1.92%[11]	1.92%
Ratio of net investment income to average net assets[2]	0.27%	0.15%	0.75%	0.42%[11]	1.16%
Portfolio turnover	80%	68%	65%	61%	56%
Net assets at end of year (000’s omitted)	$123	$136	$155	$4,915	$157

	For the fiscal years ended October 31,
Class I	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.89	$10.45	$11.09	$9.22	$8.33
Income from Investment Operations:
Net investment income[1,2]	0.06	0.06	0.15 [8]	0.08 [12]	0.10
Net realized and unrealized gain (loss) on investments	(0.31)	0.06	(0.42)	1.90	0.83
Total income (loss) from investment operations	(0.25)	0.12	(0.27)	1.98	0.93
Less Distributions to Shareholders from:
Net investment income	(0.05)	—	(0.37)	(0.11)	(0.04)
Net realized gain on investments	(0.23)	(0.68)	—	—	—
Total distributions to shareholders	(0.28)	(0.68)	(0.37)	(0.11)	(0.04)
Net Asset Value, End of Year	$9.36	$9.89	$10.45	$11.09	$9.22
Total Return[2]	(2.60)%	1.33%	(2.56)%[7]	21.70%[7]	11.23%
Ratio of net expenses to average net assets (with offsets/reductions)	1.21%	1.21%	1.21%	1.22%[11]	1.29%
Ratio of expenses to average net assets (with offsets)	1.21%	1.21%	1.21%	1.22%[11]	1.29%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.73%	1.69%	1.61%	1.52%[11]	1.89%
Ratio of net investment income to average net assets[2]	0.64%	0.59%	1.35%	0.82%[11]	1.10%
Portfolio turnover	80%	68%	65%	61%	56%
Net assets at end of year (000’s omitted)	$9,876	$11,250	$10,513	$13,206	$3,825

AMG Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2016#	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$9.91	$10.46	$11.10	$9.23	$8.33
Income from Investment Operations:
Net investment income[1,2]	0.07	0.07	0.16 [8]	0.10 [12]	0.09
Net realized and unrealized gain (loss) on investments	(0.31)	0.06	(0.42)	1.89	0.85
Total income (loss) from investment operations	(0.24)	0.13	(0.26)	1.99	0.94
Less Distributions to Shareholders from:
Net investment income	(0.06)	—	(0.38)	(0.12)	(0.04)
Net realized gain on investments	(0.23)	(0.68)	—	—	—
Total distributions to shareholders	(0.29)	(0.68)	(0.38)	(0.12)	(0.04)
Net Asset Value, End of Year	$9.38	$9.91	$10.46	$11.10	$9.23
Total Return[2]	(2.47)%	1.44%	(2.47)%[7]	21.88%[7]	11.39%
Ratio of net expenses to average net assets (with offsets/reductions)	1.10%	1.10%	1.10%	1.12%[11]	1.10%
Ratio of expenses to average net assets (with offsets)	1.10%	1.10%	1.10%	1.12%[11]	1.10%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.62%	1.58%	1.50%	1.42%[11]	1.82%
Ratio of net investment income to average net assets[2]	0.76%	0.65%	1.45%	1.04%[11]	1.09%
Portfolio turnover	80%	68%	65%	61%	56%
Net assets at end of year (000’s omitted)	$8,136	$11,133	$13,103	$15,085	$12,552

AMG Trilogy Emerging Wealth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Class N	For the fiscal year ended October 31, 2016#	For the fiscal period ended October 31, 2015##
Net Asset Value, Beginning of Period	$9.34	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.74	(0.70)
Total income (loss) from investment operations	0.79	(0.66)
Net Asset Value, End of Period	$10.13	$9.34
Total Return[2]	8.46%	(6.60)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.44%	1.33%[5]
Ratio of expenses to average net assets (with offsets)	1.44%	1.33%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.53%	1.65%[5]
Ratio of net investment income to average net assets[2]	0.51%	0.65%[5]
Portfolio turnover	58%	45%[4]
Net assets at end of period (000’s omitted)	$10	$9

Class I	For the fiscal year ended October 31, 2016#	For the fiscal period ended October 31, 2015##
Net Asset Value, Beginning of Period	$9.34	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.75	(0.70)
Total income (loss) from investment operations	0.82	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.02)	—
Net Asset Value, End of Period	$10.14	$9.34
Total Return[2]	8.77%	(6.60)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.16%	1.16%[5]
Ratio of expenses to average net assets (with offsets)	1.16%	1.16%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.24%	1.45%[5]
Ratio of net investment income to average net assets[2]	0.79%	0.61%[5]
Portfolio turnover	58%	45%[4]
Net assets at end of period (000’s omitted)	$16,639	$22,432

AMG Trilogy Emerging Wealth Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Class Z	For the fiscal year ended October 31, 2016#	For the fiscal period ended October 31, 2015##
Net Asset Value, Beginning of Period	$9.35	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.74	(0.69)
Total income (loss) from investment operations	0.83	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.03)	—
Net Asset Value, End of Period	$10.15	$9.35
Total Return[2]	8.86%	(6.50)%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.05%[5]
Ratio of expenses to average net assets (with offsets)	1.05%	1.05%[5]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.15%	1.50%[5]
Ratio of net investment income to average net assets[2]	0.94%	0.64%[5]
Portfolio turnover	58%	45%[4]
Net assets at end of period (000’s omitted)	$30,777	$7,782

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commencement of operations was on March 1, 2012.
#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of Global Equity, Emerging Market Equity, International Small Cap and Emerging Wealth Equity were renamed Class N, Class I and Class Z, respectively.
##	Commencement of operations was on March 20, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1 (c) and 2 in the Notes to the Financial Statements.)
[4]	Not annualized.
[5]	Annualized.
[6]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.027% and 0.026% of average net assets for the Class N, Class I and Class Z, respectively.
[7]	Total return is based on the Financial Statement Net Asset Values as shown above.
[8]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.10, $0.11, and $0.12 for AMG Trilogy Emerging Markets Equity Fund’s Class N, Class I and Class Z, respectively, and $0.07, $0.14 and $0.15 for AMG Trilogy International Small Cap Fund’s Class N, Class I and Class Z, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.021% and 0.023% of average net assets for the Class N, Class I and Class Z, respectively.
[10]	Includes tax expense of $112 or 0.06%, $9,694 or 0.05% and $36,132 or 0.04% of average net assets for the Class N, Class I and Class Z, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.016%, 0.019% and 0.022% of average net assets for the Class N, Class I and Class Z, respectively.
[12]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, $0.06, and $0.08 for AMG Trilogy International Small Cap Fund’s Class N, Class I and Class Z, respectively.

Notes to Financial Statements

October 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Trilogy Global Equity Fund (“Global Equity”), AMG Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”), AMG Trilogy International Small Cap Fund (“International Small Cap”) and AMG Trilogy Emerging Wealth Equity Fund (“Emerging Wealth Equity”), each a “Fund” and collectively the “Funds.” Emerging Markets Equity, International Small Cap and Emerging Wealth Equity will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2016, Emerging Markets Equity, International Small Cap and Emerging Wealth Equity had redemption fees amounting to $258, $422 and $17, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

The Emerging Wealth Equity Fund has a performance inception date of March 19, 2015. The Fund’s commencement of operations was on March 20, 2015.

Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of the Funds were renamed Class N, Class I and Class Z, respectively.

Each Fund offers three classes of shares: Class N, Class I and Class Z. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

48

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g. equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g.,debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 –inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Global Equity had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended October 31, 2016, the impact on the expense ratio, if any, was $240 or less than 0.00%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax adjustments on passive foreign investment companies sold, foreign currency transactions and re-designation of dividends paid by the Funds. Temporary differences are due to wash sale loss deferrals, passive foreign investment companies and partnerships.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	Global Equity		Emerging Markets Equity		International Small Cap Equity		Emerging Wealth Equity
	2016	2015	2016	2015	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$647,912	$1,040,882	$1,054,952	$2,017,055	$121,234	—	$78,720	—
Short-term capital gains	499,421	931,267	—	—	—	—	—	—
Long-term capital gains	5,168,090	3,356,957	—	—	529,051	$1,495,495	—	—

Totals	$6,315,423	$5,329,106	$1,054,952	$2,017,055	$650,285	$1,495,495	$78,720	—

As of October 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Global Equity	Emerging Markets Equity	International Small Cap Equity	Emerging Wealth Equity
Capital loss carryforward	$3,968,223	$15,160,940	$530,783	$1,498,007
Undistributed ordinary income	512,198	1,047,086	153,282	361,971

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2016 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2016, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term		Long-Term
Global Equity	$969,337		$2,998,886
Emerging Markets Equity	$2,601,271	*	$12,559,669
International Small Cap	$525,896		$4,887
Emerging Wealth Equity	$1,467,138	*	$30,869

*	The Fund’s ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on results of share ownership activity.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2016 and 2015, the capital stock transactions by class for Global Equity, Emerging Markets Equity, International Small Cap and Emerging Wealth Equity were as follows:

	Global Equity				Emerging Markets Equity
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	108	$1,000	6,075	$70,375	56,044	$424,705	2,668	$22,339
Reinvestment of distributions	390	3,719	201	2,211	43	298	—	—
Cost of shares repurchased	(221)	(2,414)	(5,962)	(67,388)	(1,118)	(7,656)	(3,791)	(28,493)

Net increase (decrease)	277	$2,305	314	$5,198	54,969	$417,347	(1,123)	$(6,154)

Class I:
Proceeds from sale of shares	710,087	$6,448,686	769,236	$8,448,489	36,729	$259,863	292,146	$2,292,973
Reinvestment of distributions	536,085	5,071,367	387,878	4,227,873	918	6,318	44,671	362,279
Cost of shares repurchased	(1,293,932)	(11,954,744)	(1,694,233)	(18,817,832)	(43,953)	(297,616)	(3,123,429)	(25,170,347)

Net decrease	(47,760)	$(434,691)	(537,119)	$(6,141,470)	(6,306)	$(31,435)	(2,786,612)	$(22,515,095)

Class Z:
Proceeds from sale of shares	4,632	$42,301	10,057	$112,748	1,126,985	$6,820,416	2,024,291	$15,864,706
Reinvestment of distributions	131,531	1,240,337	101,106	1,099,021	144,424	987,860	171,386	1,389,941
Cost of shares repurchased	(106,932)	(1,000,692)	(332,539)	(3,644,400)	(1,544,360)	(10,816,611)	(1,349,345)	(10,151,138)

Net increase (decrease)	29,231	$281,946	(221,376)	$(2,432,631)	(272,951)	$(3,008,335)	846,332	$7,103,509

	International Small Cap				Emerging Wealth Equity*
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	342	$3,250	611	$6,050	—	—	2,381	$24,296
Reinvestment of distributions	349	3,340	1,058	10,074	—	—	—	—
Cost of shares repurchased	(1,318)	(12,399)	(2,681)	(25,247)	—	—	(1,381)	(13,045)

Net increase (decrease)	(627)	$(5,809)	(1,012)	$(9,123)	—	—	1,000	$11,251

Class I:
Proceeds from sale of shares	168,241	$1,536,135	227,419	$2,263,066	238,406	$2,139,951	2,599,731	$25,759,774
Reinvestment of distributions	33,021	318,008	71,542	685,371	4,561	41,684	—	—
Cost of shares repurchased	(283,432)	(2,638,918)	(167,901)	(1,689,938)	(1,002,375)	(9,332,668)	(198,975)	(1,932,813)

Net increase (decrease)	(82,170)	$(784,775)	131,060	$1,258,499	(759,408)	$(7,151,033)	2,400,756	$23,826,961

Class Z:
Proceeds from sale of shares	—	—	—	—	2,317,956	$20,776,763	832,105	$8,069,461
Reinvestment of distributions	34,122	$328,937	83,426	$800,050	1,109	10,136	—	—
Cost of shares repurchased	(289,730)	(2,747,745)	(213,099)	(2,102,572)	(118,583)	(1,147,262)	(19)	(159)

Net increase (decrease)	(255,608)	$(2,418,808)	(129,673)	$(1,302,522)	2,200,482	$19,639,637	832,086	$8,069,302

*	Commencement of operations was on March 20, 2015.

At October 31, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Equity - one owns 81%; International Small Cap - three collectively own 37%; and Emerging Wealth Equity - one owns 54%. Transactions by these shareholders may have a material impact on their respective Funds.

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At October 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Global Equity, Emerging Markets Equity, International Small Cap and Emerging Wealth Equity were $526,163, $1,511,455, $407,928, and $641,691, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Trilogy Global Advisors, L.P. (“Trilogy”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Trilogy.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Global Equity	0.30%
Emerging Markets Equity	0.55%
International Small Cap	0.85%
Emerging Wealth Equity	0.55%

Prior to October 1, 2016, the annual rate for the investment management fees was 0.45%, 0.70%, 1.00% and 0.70% of the Fund’s average daily net assets of Global Equity, Emerging Markets Equity, International Small Cap and Emerging Wealth Equity, respectively.

The Investment Manager has contractually agreed, through at least March 1, 2017, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Global Equity, Emerging Markets Equity, International Small Cap and Emerging Wealth Equity to 1.00%, 1.05%, 1.10% and 1.05%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be

52

Notes to Financial Statements (continued)

the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The International Small Cap and Emerging Wealth Equity Funds are obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount.

For the fiscal year ended October 31, 2016, each Fund’s expiration of reimbursement is as follows:

Expiration Period	International Small Cap	Emerging Wealth Equity
Less than 1 year	$120,755	—
Within 2 years	110,083	$49,031
Within 3 years	107,946	37,469

Total Amount Subject to Reimbursement	$338,784	$86,500

Effective October 1, 2016, each Fund has entered into an Amended and Restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund as further described in each Fund’s prospectus. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc., (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to Class N shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

Effective October 1, 2016, for each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net asset value as shown in the table below. Since October 31, 2016 Class Z of Global Equity, Emerging Markets Equity and Institutional Small Cap are no longer authorized to reimburse shareholder servicing fees.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2016, were as follows:

Fund	Maximum Amount Approved	Actual Amount Incurred
Global Equity
Class N	0.25%	0.25%
Class I*	0.25%	0.10%
Emerging Markets Equity
Class N	0.25%	0.25%
Class I*	0.25%	0.13%
International Small Cap
Class N	0.25%	0.25%
Class I*	0.25%	0.11%
Emerging Wealth Equity
Class N	0.15%	0.15%
Class I	0.15%	0.11%

*	Effective October 1, 2016, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

53

Notes to Financial Statements (continued)

The Securities and Exchange Commission has granted an exemptive order that permits the funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2016, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Global Equity lent $1,018,988 for 3 days earning interest of $78. The interest amount is included in the Statement of Operations as interest income. Emerging Markets Equity borrowed varying amounts not exceeding $3,005,600 for 4 days paying interest of $170. The interest amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2016, the Funds had no loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2016, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Global Equity	$24,988,690	$30,024,038
Emerging Markets Equity	30,986,494	32,611,690
International Small Cap	16,262,929	20,072,437
Emerging Wealth Equity	35,396,025	22,491,996

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2016, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Global Equity	$500,667	$526,163
Emerging Markets Equity	1,468,201	1,511,455
International Small Cap	380,703	407,928
Emerging Wealth Equity	627,466	641,691

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of October 31, 2016:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund		Financial Instruments Collateral	Cash Collateral Received	Net Amount
Global Equity
Cantor Fitzgerald Securities, Inc.	$526,163	$526,163	—	—

Emerging Markets Equity
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	511,455	511,455

Totals	$1,511,455	$1,511,455	—	—

International Small Cap
Cantor Fitzgerald Securities, Inc.	$407,928	$407,928	—	—

Emerging Wealth Equity
Cantor Fitzgerald Securities, Inc.	$641,691	$641,691	—	—

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

The AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund and AMG Trilogy Emerging Wealth Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015/2016 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2016:

AMG Trilogy Global Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $53,782 and $780,550, respectively.

AMG Trilogy Emerging Markets Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $217,797 and $2,348,270, respectively.

AMG Trilogy International Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $57,329 and $431,799, respectively.

AMG Trilogy Emerging Wealth Equity Fund

•	The total amount of taxes paid and income sourced from foreign countries was $30,614 and $620,110, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund and AMG Trilogy Emerging Wealth Equity Fund, each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2016, $5,168,090, $0, $529,051, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG TRILOGY GLOBAL EQUITY FUND, AMG TRILOGY EMERGING MARKETS EQUITY FUND, AMG TRILOGY INTERNATIONAL SMALL CAP FUND AND AMG TRILOGY EMERGING WEALTH EQUITY FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund and AMG Trilogy Emerging Wealth Equity Fund (the “Funds”) at October 31, 2016 , the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex		Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2012	Bruce B. Bingham, 67
•	Oversees 66 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

•	Independent Chairman	William E. Chapman, ll, 75
•	Trustee since 1999	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education
•	Oversees 66 Funds in Fund Complex	Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

•	Trustee since 1999	Edward J. Kaier, 71
•	Oversees 66 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

•	Trustee since 2013	Kurt Keilbacker, 53
•	Oversees 68 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

•	Trustee since 2004	Steven J. Paggioli, 66
•	Oversees 66 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

•	Trustee since 2013	Richard F. Powers lll, 70
•	Oversees 66 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

•	Trustee since 1999	Eric Rakowski, 58
•	Oversees 68 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

•	Trustee since 2013	Victoria Sassine, 51
•	Oversees 68 Funds in Fund Complex	Lecturer, Babson College (2007 – Present).

•	Trustee since 2004	Thomas R. Schneeweis, 69
•	Oversees 66 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex		Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2011	Christine C. Carsman, 64
•	Oversees 68 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served		Name, Date of Birth, Principal Occupation(s) During Past 5 Years
•	President since 2014	Jeffrey T. Cerutti, 48
•	Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); President and Principal Executive Officer, AMG Funds IV, (2016-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).
•	Chief Executive Officer since 2016

•	Chief Operating	Keitha L. Kinne, 58
	Officer since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); Chief Operating Officer, Aston Funds (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

•	Secretary since 2015	Mark J. Duggan, 51
•	Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds VI, (2016-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney, K&L Gates, LLP (2009-2015).

•	Chief Financial Officer since 2007	Donald S. Rumery, 58
•	Treasurer since 1999	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Principal Financial Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Treasurer and Chief Financial Officer, AMG Funds IV, (2016-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).
•	Principal Financial Officer since 2008

•	Assistant Treasurer	John C. Ball, 40
	since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, AMG Funds IV, (2016-Present); Assistant Treasurer, Aston Funds (2016); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

•	Chief Compliance Officer	Gerald F. Dillenburg, 49
	since 2016	Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV, (2016-Present); Chief Compliance Officer, Aston Funds (1996-2016); Sarbanes-Oxley Code of Ethics Compliance Officer, Aston Funds (2016); Chief Compliance Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).

•	Anti-Money Laundering	Patrick J. Spellman, 42
	Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Anti-Money Laundering Compliance Officer, Aston Funds (2016); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

•	Assistant Secretary	Maureen A. Meredith, 31
	since 2016	Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2016); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

•	Assistant Secretary	Diana M. Podgorny, 37
	since 2016	Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2010-2016); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (unaudited)

At an in-person meeting held on June 22-23, 2016, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy Global Equity Fund, AMG Trilogy International Small Cap Fund and AMG Trilogy Emerging Wealth Equity Fund (each, a “Fund,” and collectively, the “Funds”) and separately an amendment, to be effective October 1, 2016, to such Investment Management Agreement for each Fund (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadvisor and separately an amendment, to be effective October 1, 2016, to the Subadvisory Agreement with respect to each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 22-23, 2016, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory

Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadvisor, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadvisor of its obligations to each

Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadvisor’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor, including at the request of the Board; identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadvisor with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for each Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment

60

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and for the period from the Institutional Class shares’ inception on March 1, 2011 through March 31, 2016 was above, below, below and below the median performance for the Peer Group and above, below, below and below the performance of the Fund Benchmark, the MSCI Emerging Markets Index (Net). The Trustees took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to its Peer Group and Fund Benchmark. The Trustees noted that the Fund ranked in the top third relative to its Peer Group for the 1-year period and in the third quartile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

With respect to AMG Trilogy Global Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and for the period from the Service Class shares’ inception on March 1, 2011 through March 31, 2016 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI World Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted that the Fund ranked in the third quartile relative to its Peer Group for the 1-year, 3-year and 5-year periods ended March 31, 2016. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG Trilogy International Small Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the

Fund’s performance for Institutional Class shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and for the period from the Institutional Class shares’ inception on March 1, 2011 through March 31, 2016 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI ACWI ex U.S. Small Cap Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted that the Fund ranked in the third quartile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG Trilogy Emerging Wealth Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance (all share classes) for the 1-year period ended March 31, 2016 and for the period from the Fund’s inception on March 19, 2015 through March 31, 2016 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the MSCI Emerging Markets Index (Net). The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top decile relative to its Peer Group for the 1-year period and in the top quintile relative to its Peer Group for the period since the Fund’s inception through March 31, 2016. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a

61

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the entrepreneurial risk undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that, effective October 1, 2016, the management fee rate for each Fund will be reduced and each Fund will be authorized to pay an administrative fee to the Investment Manager while the shareholder servicing fee rate paid by Service Class shares of AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy Global Equity Fund and AMG Trilogy International Small Cap Fund will be reduced and shareholder servicing fees paid by Institutional Class shares of AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy Global Equity Fund and AMG Trilogy International Small Cap Fund will be eliminated. The Trustees further noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund, but that effective October 1, 2016, the Investment Manager will pay the Subadvisor a subadvisory fee that is a portion of the advisory fee that it receives from each Fund. The Trustees also considered the amount of the advisory fee that will be retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund effective October 1, 2016. The Trustees also noted any payments that were made from the Subadvisor to the Investment Manager, and any other payments made or to be made from the Investment Manager to the Subadvisor. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Trustees also noted that the changes in fee rates described above would not cause an increase in total Fund expenses.

In considering the cost of services to be provided by the Investment Manager under the Investment

Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Funds. The Board also took into account management’s discussion of the current and revised advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadvisor. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time (after noting the fee rate changes made at the meeting). Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information regarding the cost to the Subadvisor of providing subadvisory services to each Fund and the resulting profitability from the relationships. The Trustees noted that, because the Subadvisor is an affiliate of the Investment Manager, a portion of the Subadvisor’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current and revised subadvisory fee structure, and the services the Subadvisor provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadvisor is reasonable and that the Subadvisor is not realizing material benefits from economies of scale that would warrant adjustments to the advisory and subadvisory fees at this time (after noting the fee rate changes made at the meeting). Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05% and noted that the Fund was operating below its expense cap as of March 31, 2016. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Trilogy Global Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.00% and noted that the Fund was operating below its expense cap as of March 31, 2016. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the

Annual Renewal of Investment Advisory Agreement and Subadvisory Agreements (continued)

Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Trilogy International Small Cap Fund, the Trustees noted that the Fund’s advisory fee and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.10%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG Trilogy Emerging Wealth Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 22-23, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Trilogy Global Advisors, L.P.

1140 Avenue of the Americas, 18th Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Anchor Capital Enhanced Equity

Anchor Capital Advisors LLC

AMG Managers Lake Partners LASSO Alternatives

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

| www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Edward J. Kaier and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Kaier and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal 2016	Fiscal 2015
AMG Trilogy Emerging Markets Equity Fund	$43,310	$51,374
AMG Trilogy International Small Cap Fund	$27,634	$32,496
AMG Trilogy Global Equity Fund	$29,837	$33,749
AMG Trilogy Emerging Wealth Equity Fund	$29,387	$22,875

(b) (b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG Trilogy Emerging Markets Equity Fund	$8,236	$8,075
AMG Trilogy International Small Cap Fund	$8,236	$8,075
AMG Trilogy Global Equity Fund	$8,236	$8,075
AMG Trilogy Emerging Wealth Equity Fund	$8,332	$6,060

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $65,440 and $125,853, respectively. For the fiscal year ended October 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $95,568 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	January 6, 2017

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	January 6, 2017